UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Olema Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

OLEMA PHARMACEUTICALS, INC.

780 Brannan Street

San Francisco, California 94103

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 10, 2025

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders, or the Annual Meeting, of Olema Pharmaceuticals, Inc., a Delaware corporation, or the Company. The meeting will be held on Tuesday, June 10, 2025, at 8:00 a.m. PT virtually via live webcast. You will be able to attend the Annual Meeting by first registering at web.viewproxy.com/olma/2025. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting. All registrations to attend the Annual Meeting must be received by 11:59 p.m. ET on June 6, 2025. You may log in beginning at 7:45 a.m. PT, on June 10, 2025. You will not be able to attend the meeting in person. The meeting will be held for the following purposes:

1.
To elect the three nominees for Class II director named in the accompanying proxy statement to hold office until the Company’s 2028 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.
2.
To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement accompanying this Notice.
3.
To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.
4.
To conduct any other business properly brought before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is April 21, 2025. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. A list of such stockholders will be available for examination for the ten days ending the day prior to the Annual Meeting. To view such list, please schedule an appointment by emailing ir@olema.com.

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders to be held on June 10, 2025, at 8:00 a.m. PT virtually via live webcast by first registering at web.viewproxy.com/olma/2025.

The proxy statement and our annual report are available at

www.envisionreports.com/OLMA

By Order of the Board of Directors,

/s/ Sean Bohen, M.D., Ph.D.
Sean Bohen, M.D., Ph.D.
President and Chief Executive Officer
San Francisco, California
April 28, 2025

You are cordially invited to attend the Annual Meeting online. Whether or not you expect to attend the meeting, please vote over the telephone or via the internet as instructed in these materials, or, if you receive a paper proxy card by mail, by completing, dating, signing and returning the proxy mailed to you, as promptly as possible in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy, you may still vote online if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

OLEMA PHARMACEUTICALS, INC.

780 Brannan Street

San Francisco, California 94103

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

JUNE 10, 2025

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission, or the SEC, we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent most stockholders a Notice of Internet Availability of Proxy Materials, or the Notice, because the Board of Directors of Olema Pharmaceuticals, Inc., sometimes referred to as the Company or Olema, is soliciting your proxy to vote at the 2025 Annual Meeting of Stockholders, or the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about April 29, 2025, to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

You will generally not receive any other proxy materials by mail unless you request a paper copy of proxy materials. To request that a full set of the proxy materials be sent to your specified postal address, please go to www.envisionreports.com/OLMA, call 1-866-641-4276, or email investorvote@computershare.com. Please have your Notice in hand when you access the website or call and follow the instructions provided. We may elect to send you a proxy card, along with a second Notice, on or after May 8, 2025.

How do I attend the Annual Meeting?

The meeting will be held virtually via live webcast on Tuesday, June 10, 2025, at 8:00 a.m. PT. You will not be able to attend the Annual Meeting in person. If you attend the Annual Meeting online, you will be able to vote and submit questions. You are entitled to attend the Annual Meeting if you were a stockholder as of the close of business on April 21, 2025, the record date, or hold a valid proxy for the meeting. You will be able to attend the Annual Meeting by first registering at web.viewproxy.com/olma/2025. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting. All registrations to attend the Annual Meeting must be received by 11:59 p.m. ET on June 6, 2025. If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other holder of record), you should contact the bank, broker or other institution where you hold your account well in advance of the meeting if you have questions about obtaining your proxy to vote at the Annual Meeting. Information on how to vote online at the Annual Meeting is discussed below.

Whether or not you participate in the Annual Meeting, it is important that you vote your shares.

We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately 15 minutes before the meeting on June 10, 2025.

What if I cannot find my Control Number?

Please note that if you do not have your Control Number and you are a registered stockholder, and, during the registration process you indicated that you will be voting at the meeting, once your registration is approved, an e-mail will be sent to you that will contain your Virtual Control Number. If you have lost this Virtual Control Number, please e-mail virtualmeeting@viewproxy.com.

If you are a beneficial owner, you will need to contact your bank, broker or other holder of record to obtain your legal proxy prior to the Annual Meeting.

Will a list of record stockholders as of the record date be available?

For the ten days ending the day prior to the Annual Meeting, a list of our record stockholders as of the close of business on the record date will be available for examination by any stockholder of record for a legally valid purpose. If you would like to view the list, please contact us to schedule an appointment by emailing ir@olema.com.

Where can I get technical assistance?

There will be technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting live audio webcast. Please be sure to check in by 7:45 a.m. PT on June 10, 2025, the day of the Annual Meeting, so that any technical difficulties may be addressed before the Annual Meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email virtualmeeting@viewproxy.com or call 866-612-8937.

For the Annual Meeting, how do we ask questions of management and the Board of Directors?

We plan to have a Q&A session at the Annual Meeting and will include as many appropriate stockholder questions as the allotted time permits. Stockholders may submit questions that are relevant to our business in advance of the Annual Meeting as well as live during the Annual Meeting. If you are a stockholder, you may submit a question in advance of or during the meeting the Annual Meeting at web.viewproxy.com/olma/2025.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 21, 2025 will be entitled to vote at the Annual Meeting. On this record date, there were 68,360,752 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on April 21, 2025 your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote online at the Annual Meeting, vote by proxy through the internet or by telephone, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy through the internet or by telephone as instructed below, or by completing a proxy card that you may request or that we may elect to deliver at a later time. If you are a registered stockholder and, during the registration process you indicated that you will be voting at the meeting, once your registration is approved, an e-mail will be sent to you that will contain your Virtual Control Number. You will not need the Virtual Control Number to join the meeting, however you will need it if you choose to vote during the meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 21, 2025 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting online. You may vote prior to the meeting by logging in with the Control Number on your voting instruction form at www.envisionreports.com/OLMA.

If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during the registration process and you will be assigned a Virtual Control Number to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the internet, including how to demonstrate proof of stock ownership, are posted at web.viewproxy.com/olma/2025. On the day of the Annual Meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.

What am I voting on?

There are three matters scheduled for a vote:

➢

Proposal No. 1 - To elect the three nominees for Class II director named herein to hold office until our 2028 annual meeting of stockholders and until their successors have been duly elected and qualified.

➢	Proposal No. 2 - Advisory approval of the compensation of our named executive officers, as disclosed in this Proxy Statement in accordance with SEC rules.

➢

Proposal No. 3 - To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with his or her best judgment.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For,” “Against” or abstain from voting.

The procedures for voting are:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote online during the webcast of the Annual Meeting, vote by proxy through the internet or by telephone, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online even if you have already voted by proxy.

➢

To vote at the Annual Meeting you must be present via live webcast. To vote through the internet during the meeting, go to web.viewproxy.com/olma/2025 to register to attend the Annual Meeting and indicate that you will be voting at the meeting. Once your registration is approved, an e-mail will be sent to you that will contain your Virtual Control Number.

➢

To vote through the internet before the meeting, go to www.envisionreports.com/OLMA to complete an electronic proxy card. You will be asked to provide the Company Number and Control Number from the Notice. Your internet vote must be received by 11:59 p.m., ET on June 9, 2025 to be counted.

➢

To vote over the telephone, dial toll-free 1-800-652-8683 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the Company Number and Control Number from the Notice. Your telephone vote must be received by 11:59 p.m., ET on June 9, 2025 to be counted.

➢

To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from the Company. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote online at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of April 21, 2025.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote by completing a proxy card, by telephone, through the internet, or online at the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all three nominees for director, “For” Proposal No. 2, and

“For” Proposal No. 3. If any other matter is properly presented at the meeting, your proxyholder will vote your shares using his or her best judgment.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If your shares are held in street name, your bank, broker or other nominee may under certain circumstances vote your shares if you do not timely instruct your broker, bank, or other nominee how to vote your shares. Banks, brokers and other nominees can vote your unvoted shares on routine matters, but cannot vote such shares on non-routine matters. If you do not timely provide voting instructions to your bank, broker, or other nominee to vote your shares, your bank, broker, or other nominee may, on routine matters, either vote your shares or leave your shares unvoted. The election of directors (Proposal No. 1) and the advisory approval of the compensation of the Company’s named executive officers (Proposal No. 2) are non-routine matters. The ratification of the selection of our independent registered public accounting firm (Proposal No. 3) is a routine matter. We encourage you to provide voting instructions to your bank, broker, or other nominee. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your bank, broker, or other nominee about how to submit your proxy to them at the time you receive the Notice.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank, or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, online, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions for each Notice received to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

➢	You may submit another properly completed proxy card with a later date.

➢	You may grant a subsequent proxy by telephone or through the internet.

➢

You may send a timely written notice that you are revoking your proxy to our Secretary at 780 Brannan Street, San Francisco, California 94103. Such notice will be considered timely if it is received at the indicated address by close of business on the business day immediately preceding the date of the Annual Meeting.

➢	You may attend the live webcast of the Annual Meeting and vote online. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold,” and broker non-votes; and, with respect to the other proposals, votes “For,” “Against,” abstentions and, if applicable, broker non-votes.

What are “broker non-votes”?

A “broker non-vote” occurs when your broker submits a proxy for the meeting with respect to “routine” matters but does not vote on “non-routine” matters because you did not provide voting instructions on these matters. These un-voted shares with respect to the “non-routine” matters are counted as “broker non-votes.” Proposals 1 and 2 are considered to be “non-routine” under New York Stock Exchange, or NYSE, rules. Therefore, we expect broker non-votes to exist in connection with those proposals.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank, or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

How many votes are needed to approve each proposal?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of Directors	The nominees receiving the most “For” votes will be elected. "Withhold" votes will have no effect.	Not applicable	None

2	Approval on an advisory basis of the compensation of the Company’s named executive officers

“For” votes from the holders of a majority of the voting power of the shares present in person, by remote communication, or represented by proxy and voting affirmatively or negatively (excluding abstentions and broker non-votes) on the matter

			None	None

3	Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025.

“For” votes from the holders of a majority of the voting power of the shares present in person, by remote communication or represented by proxy and voting affirmatively or negatively (excluding abstentions and broker non-votes) on the matter

			None	Not applicable(1)

(1)
This proposal is considered to be a “routine” matter under NYSE rules. Although our shares are not listed with NYSE, NYSE regulates broker-dealers and their discretion to vote on stockholder proposals. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority under NYSE rules to vote your shares on this proposal.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority of the voting power of the outstanding shares entitled to vote are present at the meeting in person, by remote communication or represented by proxy. On the record date, there were 68,360,752 shares outstanding and entitled to vote. Thus, the holders of 34,180,377 shares must be present in person, by remote communication or represented by proxy at the meeting to have a quorum. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Chairperson of the Annual Meeting or the holders of a majority of the voting power of the shares present at the meeting in person, by remote communication or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in our proxy materials for our 2026 Annual Meeting of Stockholders, your proposal must be submitted in writing by December 30, 2025, to our Secretary at 780 Brannan Street, San Francisco, California 94103, and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. However, if the 2026 Annual Meeting of Stockholders is advanced by more than 30 days prior to or delayed by more than 30 days after June 10, 2026, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials.

Pursuant to our Amended and Restated Bylaws, or our bylaws, if you wish to submit a director nomination, or a proposal that is not to be included in the Company’s proxy materials, for next year’s annual meeting of stockholders, you must do so not later than the close of business on March 12, 2026 and no earlier than the close of business on February 10, 2026; provided, however, that if next year’s annual meeting is advanced by more than 30 days prior to or delayed by more than 30 days after June 10, 2026, your proposal must be submitted not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the 90th day prior to such annual meeting or, if later than the 90th day prior to such annual meeting, the 10th day following the day on which public announcement of such meeting is first made. In addition, stockholders who intend to solicit proxies in support of director nominees other than our nominees must also comply with the additional requirements of Rule 14a-19 under the Exchange Act. You are advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our amended and restated certificate of incorporation provides for a classified board of directors consisting of three classes of directors, each serving for a three-year term. Vacancies on our Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by our Board of Directors to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

Our Board of Directors currently is composed of ten directors. There are three directors whose term of office expires in 2025. Upon the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors has nominated the three individuals listed in the table below for election as directors at the Annual Meeting. There are no arrangements or understandings between us and any director or nominee for directorship pursuant to which such person was selected as a director or nominee. If the nominees listed below are elected, they will each hold office until the annual meeting of stockholders in 2028 and until each of their successors has been duly elected and qualified or, if sooner, until such director’s death, resignation or removal. All nominees are currently serving on our Board of Directors and have consented to being named in this proxy statement and to serve if elected. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by our Board of Directors. The Board of Directors has no reason to believe that any of the nominees would prove unable to serve if elected. It is our policy to encourage directors and nominees for director to attend the Annual Meeting. Three of our then-serving directors attended the 2024 annual meeting of stockholders.

The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills that led the Nominating and Corporate Governance Committee to believe that each director or nominee should serve on the Board of Directors. There are no family relationships among any of our executive officers or directors.

		Term			Director
Nominees	Age(1)	Expires	Class	Position(s) Held	Since
Cynthia Butitta	70	2025	II	Director	2020
Cyrus L. Harmon, Ph.D.	54	2025	II	Director	2006
Graham Walmsley, M.D., Ph.D.	38	2025	II	Director	2020

(1)
As of April 21, 2025.

Cynthia Butitta has served as a member of our Board of Directors since August 2020. Ms. Butitta served as the Chief Operating Officer of Kite Pharma Inc., a biopharmaceutical company, from March 2014 to September 2017 and as its Executive Vice President and Chief Financial Officer from January 2014 to May 2016. From May 2011 to December 2012, she was Senior Vice President and Chief Financial Officer at NextWave Pharmaceuticals, Inc., a specialty pharmaceutical company. Prior to that, Ms. Butitta served as Chief Operating Officer of Telik, Inc., a biopharmaceutical company, from March 2001 to December 2010 and as its Chief Financial Officer from August 1998 to December 2010. Prior to that, Ms. Butitta also served as Principal Accounting Officer of Telik, Inc. until December 2010. She has served as a member of the board of directors of Autolus Therapeutics plc, a cell therapy company, since March 2018, Century Therapeutics, Inc., a biotechnology company, since February 2021, and UroGen Pharma Ltd., a biotechnology company, since October 2017. Ms. Butitta received a B.S. with honors in Business and Accounting from Edgewood College in Madison, Wisconsin and an M.B.A. in Finance from the University of Wisconsin, Madison. We believe Ms. Butitta is qualified to serve on our Board of Directors due to her extensive executive experience in the biopharmaceutical industry.

Cyrus L. Harmon, Ph.D. has served as a member of our Board of Directors since August 2006. Dr. Harmon has served as the President and Chief Executive Officer of Vilya, Inc., a computational biotechnology company, since October 2023. Dr. Harmon is one of our co-founders, and he served as our President and

Chief Executive Officer from March 2007 to September 2020, then as our Chief Technology Officer from September 2020 until July 2022, and then as our Chief Research Officer from July 2022 to March 2023. From 2000 to 2002, Dr. Harmon served as the Vice President of Computational Genomics and General Manager at Affymetrix, Inc., a biotechnology company that was later acquired by Thermo Fisher Scientific in 2016. From 1996 to 2000, Dr. Harmon founded and served as the Chief Executive Officer of Neomorphic, Inc., a computational biology company, until it was acquired by Affymetrix, Inc. Dr. Harmon received a B.A. and Ph.D. in Molecular and Cell Biology from the University of California, Berkeley. We believe that Dr. Harmon is qualified to serve on our Board of Directors due to his extensive training as a scientist, significant knowledge and experience with respect to the biotechnology and pharmaceutical industries, and the perspective and experience he brings as one of our co-founders.

Graham Walmsley, M.D., Ph.D. has served as a member of our Board of Directors since March 2020. Dr. Walmsley is a Founding Member and has served as a General Partner of Logos Global Management, LP, a biotechnology-focused investment fund, since August 2019. From July 2016 to August 2019, he served as a Principal at Versant Ventures, a healthcare focused venture capital firm. Dr. Walmsley served as Head of Business Development at Pipeline Therapeutics Inc., a biotechnology company, from April 2018 to December 2018 and as Head of Business Development at Jecure Therapeutics, Inc., a biotechnology company, from June 2017 until its acquisition by Genentech, Inc., a subsidiary of Roche, in November 2018. He has served as a member of the board of directors of Akero Therapeutics, Inc., a biotechnology company, since June 2018. He previously served as a member of the board of directors of ALX Oncology Holdings Inc., an immune-oncology company, from February 2020 until August 2021. Dr. Walmsley received a B.A. in Molecular and Cell Biology from the University of California, Berkeley and a Ph.D. and an M.D. in Stem Cell Biology and Regenerative Medicine from Stanford University School of Medicine. We believe Dr. Walmsley is qualified to serve on our Board of Directors due to his extensive background in the biotechnology industry and experience as a director of a publicly traded company.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE.

Information About Our Continuing Directors

Set forth below are the names, ages and length of service of the remaining members of our Board of Directors whose terms continue beyond the Annual Meeting.

		Term			Director
Continuing Directors	Age(1)	Expires	Class	Position(s) Held	Since
Sean P. Bohen, M.D., Ph.D.	58	2026	III	Director, President and Chief Executive Officer	2020
Ian Clark	64	2027	I	Chairperson of the Board	2020
Scott Garland	56	2026	III	Director	2023
Sandra Horning, M.D.	76	2027	I	Director	2020
Gorjan Hrustanovic, Ph.D.	36	2027	I	Director	2018
Yi Larson	45	2026	III	Director	2021
Andrew Rappaport	67	2026	III	Director	2013

(1)
As of April 21, 2025.

The principal occupation, business experience, and education of each continuing director are set forth below.

Sean Bohen, M.D., Ph.D. has served as our Chief Executive Officer and as a member of our Board of Directors since September 2020. In August 2019, Dr. Bohen joined AltruBio, Inc. (then AbGenomics, Inc.), a pharmaceutical company, as a member of the board of directors. From September 2015 to April 2019, Dr. Bohen served as the Executive Vice President, Global Medicines Development and Chief Medical Officer at AstraZeneca PLC, a pharmaceutical and biopharmaceutical company. From June 2003 to July 2015, he held a number of senior leadership roles at Genentech, Inc., a biotechnology company, including

Senior Vice President, Early Development, Genentech Research and Early Development. Prior to that, Dr. Bohen was a Clinical Instructor in Oncology at Stanford University School of Medicine from October 2002 to December 2011, a research associate at the Howard Hughes Medical Institute from July 2000 to June 2003 and a postdoctoral fellow at the National Cancer Institute from January through December 1995. Dr. Bohen received a B.S. in Bacteriology from the University of Wisconsin-Madison, and a Ph.D. in Biochemistry & Biophysics and M.D. from the University of California, San Francisco. We believe Dr. Bohen is qualified to serve on our Board of Directors due to his extensive experience in the biopharmaceutical industry as an executive officer, as well as the perspective and experience he brings as our President and Chief Executive Officer.

Ian Clark has served as a member of our Board of Directors since August 2020. Mr. Clark most recently served as Chief Executive Officer, led the executive committee, and was a member of the board of directors of Genentech, Inc., a biotechnology company, from January 2010 to December 2016. In total, he served for 14 years at Genentech, Inc., of which 12 were on the Genentech, Inc. executive committee, initially as Executive Vice President of Commercial Operations. Before that, Mr. Clark served as Senior Vice President and General Manager of BioOncology. Prior to that, Mr. Clark spent 20 years in positions of increasing responsibility at Novartis International AG, a pharmaceutical company, Sanofi S.A., a healthcare and pharmaceutical company, Ivax Pharmaceuticals, Inc., a pharmaceutical company, and G.D. Searle, LLC (which became a subsidiary of agrochemical company Monsanto Corporation), working in the United Kingdom, Canada, Eastern Europe and France. Mr. Clark has served as a member of the boards of directors of GoodRx Holdings, Inc., a prescription savings platform, since July 2024, Kyverna Therapeutics, Inc., a cell therapy company, since September 2021, Takeda Pharmaceutical Company Limited, a pharmaceutical company, since January 2019, Corvus Pharmaceuticals, Inc., a biopharmaceutical company, since January 2017 and Guardant Health, Inc., a precision oncology company, since January 2017. Mr. Clark previously served as a member of the board of directors of AVROBIO, Inc., a gene therapy company, from January 2018 to June 2024 (until its acquisition by Tectonic Therapeutics, Inc.), Shire Pharmaceuticals, Inc., a pharmaceutical company, from February 2017 to January 2019 (until its acquisition by Takeda Pharmaceutical Company Limited), Kite Pharma, Inc., a biotechnology company, from January 2017 to October 2017, Forty Seven Inc., an immune-oncology company, from May 2018 to April 2020 and Agios Pharmaceuticals, Inc., a pharmaceutical company, from December 2016 to June 2022. Mr. Clark also previously served as a member of the board of directors of Gyroscope Therapeutics Holdings PLC, a gene therapy company, TerraVia Holdings, Inc. (formerly Solazyme), a biotechnology company, Dendreon, a biotechnology company, and Vernalis Research, a biotechnology company. Mr. Clark is an advisor to KKR & Co. Inc., a global investment firm, and was previously an advisor at Lazard, a financial services company, Blackstone Life Sciences Inc., an investment management company, and Perella Weinberg Partners LP, a financial services company. He served on the Board of the Biotechnology Industry Organization (BIO) and as a member of the 12th District Economic Advisory Council (EAC) of the Federal Reserve. He also served on the BioFulcrum Board of the Gladstone Institute and as Chair of the External Advisory Board to Southampton University’s Institute for Life Sciences. Mr. Clark received his B.S. in Biological Sciences and an Honorary Doctorate of Science from Southampton University in the United Kingdom. We believe Mr. Clark is qualified to serve on our Board of Directors due to his extensive experience in the biopharmaceutical industry, his long tenure in board service for various companies in our industry, both as a former executive officer and as a long-standing director of multiple public companies in our industry and related industries.

Although Mr. Clark currently serves as a director on the boards of six public companies, we believe Mr. Clark has sufficient time to devote to his duties on our Board of Directors based on his board meeting attendance record, including 100% attendance at board meetings in 2024, attention to our meetings and discussions as Chairperson, and retirement from full-time employment. Due to his specialized industry knowledge related to the management and strategy of life science and biotechnology companies, as well as his perspective on the industry, we believe Mr. Clark should continue to serve on our Board of Directors.

Scott Garland has served as a member of our Board of Directors since October 2023. Mr. Garland served as the Chief Executive Officer of PACT Pharma, Inc., an immuno-oncology company, from March 2021 to February 2023, and on the board of directors from March 2021 to September 2023. Mr. Garland previously served as President, Chief Executive Officer and a member of the board of Portola Pharmaceuticals, Inc., a biopharmaceutical company, from October 2018 until July 2020 when it was acquired by Alexion Pharmaceuticals, Inc. From April 2017 to September 2018, he served as President of Relypsa Inc., a biopharmaceutical company, and as Senior Vice President and Chief Commercial Officer from October 2014 to April 2017. From October 2011 to October 2014, Mr. Garland served as Executive Vice President and Chief Commercial Officer of Exelixis, Inc., a biopharmaceutical company. He has served as a member of the board of directors of ALX Oncology, a biotechnology company, since November 2022, and Day One Biopharmaceuticals, Inc., a biopharmaceutical company, since August 2021. He previously served on the board of directors of Karyopharm Therapeutics Inc., a biopharmaceutical company, from November 2014 to September 2020 and Calithera Biosciences, Inc., a biopharmaceutical company, from July 2020 to December 2023. Mr. Garland has served as an advisor at Vida Ventures, LLC, a venture capital investment firm, since September 2023 and as an advisor to Google Ventures, a venture capital investment firm, since July 2023. Mr. Garland holds a B.S. in Biological Sciences from California Polytechnic State University (San Luis Obispo) and an M.B.A. from Duke University's Fuqua School of Business. We believe Mr. Garland is qualified to serve on our Board of Directors due to his extensive executive experience in the biopharmaceutical industry and his experience as a director of multiple public companies.

Sandra J. Horning, M.D. has served as a member of our Board of Directors since November 2020. Dr. Horning served as the Chief Medical Officer and Global Head of Product Development of Roche, Inc., a healthcare company, from January 2014 until her retirement in October 2019, and prior to that as Global Head of Oncology Product Development of Roche, Inc. from September 2009 to December 2013. From July 1980 until August 2009, Dr. Horning was a practicing oncologist, investigator and tenured professor at Stanford University School of Medicine, where she remains a professor of medicine emerita. From 2005 to 2006, Dr. Horning served as the President of the American Society of Clinical Oncology. Dr. Horning served as a member of the board of directors of Foundation Medicine, Inc., a molecular information company, from April 2015 to July 2018, and EQRx, Inc., a biotechnology company, from August 2020 to November 2023. She has also served as a member of the board of directors of Moderna, Inc., a pharmaceutical and biotechnology company, since March 2020, Gilead Sciences, Inc., a biopharmaceutical company, since January 2020, and Revolution Medicines, Inc., a biotechnology company, since November 2023. Dr. Horning received an M.D. from the University of Iowa School of Medicine and completed her internal medicine training at the University of Rochester and a fellowship in Oncology and Cancer Biology at Stanford University. We believe that Dr. Horning is qualified to serve on our Board of Directors due to her significant experience in the field of oncology and her product development leadership experience.

Gorjan Hrustanovic, Ph.D. has served as a member of our Board of Directors since July 2018. Dr. Hrustanovic has served as a Principal at BVF Partners L.P., a biotechnology investment firm that, together with its affiliates, is a holder of greater than 10% of our outstanding common stock, since July 2018 and as an Analyst from September 2015 to July 2018. Dr. Hrustanovic has also served as a member of the board of directors of Kymera Therapeutics Inc., a biopharmaceutical company, since March 2020 and a number of privately held companies. Dr. Hrustanovic previously served as a member of the board of directors of Rain Oncology, Inc., a biotechnology company, from May 2018 to January 2024. Dr. Hrustanovic received a B.S. in Molecular Biology and a B.S. in Management Science from the University of California, San Diego, and a Ph.D. in Cancer Biology & Cell Signaling from the University of California, San Francisco. We believe Dr. Hrustanovic is qualified to serve on our Board of Directors due to his experience in the life sciences industry as a venture capitalist and a director.

Yi Larson has served as a member of our Board of Directors since April 2021. Ms. Larson has served as the President and Chief Executive Officer of Expedition Therapeutics Inc., a global biotechnology development company, since April 2024. Ms. Larson served as the Chief Financial Officer of LianBio, a biopharmaceutical company, from May 2021 to December 2023. From August 2019 to March 2021, she was Executive Vice President and Chief Financial Officer of Turning Point Therapeutics, Inc., a precision oncology company. Prior to that, beginning in 2008, Ms. Larson held various roles at Goldman Sachs & Co. LLC, an investment banking securities and investment management company, most recently as Managing Director of Healthcare Investment Banking. During her tenure at Goldman Sachs & Co. LLC, Ms. Larson advised a variety of biopharmaceutical company boards of directors and management teams on a range of strategic financial matters, and executed equity offerings, debt offerings, and merger and acquisition transactions. She previously served as a member of the board of directors of RayzeBio, Inc., a targeted radiopharmaceuticals company, from April 2021 until its acquisition by Bristol Myers Squibb in February 2024. Ms. Larson graduated from The Wharton School at the University of Pennsylvania with an M.B.A concentrated in Finance. She also earned an M.Eng. in Electrical Engineering and Computer Science and an S.B. in Electrical Engineering, both from the Massachusetts Institute of Technology. We believe Ms. Larson is qualified to serve on our Board of Directors due to her extensive global operational expertise, coupled with her extensive capital markets and healthcare banking experience.

Andrew Rappaport has served as a member of our Board of Directors since January 2013. Mr. Rappaport has served as the Managing Partner at Skyline Public Works, LLC, his family office, since 2003, and as the Managing Partner and Chief Investment Officer of SPW Investments, his family investment vehicle, since 2005. From 1996 to 2014, Mr. Rappaport was a partner at August Capital, a technology venture capital firm. Prior to August Capital, he was the President of the Technology Research Group, a global strategy consulting firm he founded in 1984. We believe Mr. Rappaport is qualified to serve on our Board of Directors due to his investment experience in the technology industry and his deep knowledge of our company.

CORPORATE GOVERNANCE AND BOARD MATTERS

Overview

We are committed to exercising good corporate governance practices. In furtherance of this commitment, we regularly monitor developments in the area of corporate governance and review our processes, policies, and procedures in light of such developments. Key information regarding our corporate governance initiatives can be found on our corporate website at https://www.olema.com/ in the Investors section under “Corporate Governance,” including our Corporate Governance Guidelines, Code of Business Conduct and Ethics, and the charters for our Audit, Compensation, and Nominating and Corporate Governance Committees. We believe that our corporate governance policies and practices, including the substantial percentage of independent directors on our Board of Directors and the appointment of an independent Chairperson of the Board of Directors, empower our independent directors to effectively oversee our management, including the performance of our Chief Executive Officer, and provide an effective and appropriately balanced board governance structure. Given the diverse patient populations we seek to serve, we value diverse perspectives and believe different points of view, in addition to industry expertise and professional experience, lead to better business performance, decision making and understanding. Our Board currently consists of 30% of directors who identify as female and 10% of directors who self-reported as being of Asian background.

Independence of the Board of Directors

As required under the Nasdaq listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by its board of directors. Our Board of Directors has undertaken a review of its composition, the composition of its committees, and the independence of each director. Based upon information requested from and provided by each director concerning such director’s background, employment, and affiliations, including family relationships, our Board of Directors has determined that Messrs. Clark, Garland and Rappaport, Mses. Butitta and Larson and Drs. Horning, Hrustanovic and Walmsley do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is otherwise “independent” as that term is defined under applicable Nasdaq listing standards. Drs. Bohen and Harmon, by virtue of their positions as our President and Chief Executive Officer and former Chief Research Officer, respectively, are not independent under applicable rules and regulations of the U.S. Securities and Exchange Commission, or the SEC, and Nasdaq listing standards. In addition, our Board of Directors has determined that each member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee during 2024 is independent under applicable Nasdaq listing standards and that each member of the Audit Committee and Compensation Committee during 2024 meets the heightened requirements for such committee membership under applicable Nasdaq and SEC rules and regulations. In making these independence determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

Board of Directors Leadership Structure

The positions of Chairperson of the Board of Directors and Chief Executive Officer are currently separated. Separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing our Chairperson to lead our Board of Directors in its fundamental role of providing advice to and oversight of other members of management. Our Board of Directors recognizes the time, effort, and energy that the Chief Executive Officer must devote to his position in the current business environment, particularly as our Board of Directors’ oversight responsibilities continue to grow.

Although our bylaws and Corporate Governance Guidelines do not require that we separate the Chairperson and Chief Executive Officer positions, our Board of Directors believes that having separate positions is the appropriate leadership structure for us at this time. Our Board of Directors recognizes that, depending on the circumstances, other leadership models, such as combining the role of Chairperson with the role of Chief Executive Officer, might be appropriate. Accordingly, our Board of Directors may periodically review its leadership structure. Our Board of Directors believes its administration of its risk oversight function has not affected its leadership structure.

Our Corporate Governance Guidelines provide that in the event that the Chairperson is not an independent director, our Board of Directors may designate one of the independent directors to serve as Lead Independent Director. Specific roles and responsibilities of the Lead Independent Director, which are detailed in our Corporate Governance Guidelines, include:

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presiding at all meetings of the Board of Directors at which the Chairperson is not present, including executive sessions of the independent directors;
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acting as liaison between the independent directors and the Chief Executive Officer and Chairperson;
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presiding over meetings of the independent directors;
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consulting with the Chairperson in planning and setting schedules and agendas for meetings of the Board of Directors to be held during the year; and
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performing such other functions as the Board of Directors may delegate.

As discussed above, except for our Chief Executive Officer and our former Chief Research Officer, our Board of Directors consists of independent directors. The active involvement of these independent directors provide balance on the Board of Directors and promote strong, independent oversight of our management and affairs.

Role of the Board of Directors in Risk Oversight

Our Board of Directors believes that risk management is an important part of establishing, updating, and executing on our business strategy. Our Board of Directors, as a whole and at the committee level, has oversight responsibility relating to risks that could affect the corporate strategy, business objectives, compliance, operations, and the financial condition and performance of the Company. Our Board of Directors focuses its oversight on the most significant risks facing the Company and on its processes to identify, prioritize, assess, manage, and mitigate those risks. In addition, our Board of Directors believes that separating the positions of Chief Executive Officer and Chairperson of the Board of Directors supports independent decision-making in developing our risk management and risk mitigation strategies and reinforces the independence of the Board of Directors. Our Board of Directors and its committees receive regular reports from members of the Company’s senior management on areas of material risk to the Company, including strategic, operational, financial, cybersecurity, legal, and regulatory risks. While our Board of Directors has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on the Company.

The Audit Committee is responsible for overseeing our financial reporting process on behalf of our Board of Directors and reviewing with management and our auditors, as appropriate, our major financial and enterprise risk exposures as well as overseeing cybersecurity risk management, including responsibility for supervising risk mitigation efforts related to cybersecurity threats, evaluating the sufficiency and effectiveness of information security policies and practices, and ensuring robust internal controls for information security. The Compensation Committee is responsible for overseeing our practices and policies of employee compensation as they relate to risk management and risk-taking incentives to determine whether such compensation policies and practices are reasonably likely to have a material adverse effect on the Company. The Nominating and Corporate Governance Committee oversees the management of risks associated with our overall corporate compliance, Code of Conduct, and corporate governance practices and the independence and composition of our Board of Directors. These committees provide regular reports to the full Board of Directors.

Meetings of the Board of Directors

The Board of Directors met eight times during 2024. Each director attended 75% or more of the aggregate number of meetings of the Board of Directors and of the committees on which such person served, held during the portion of 2024 for which such person was a director or committee member.

As required under applicable Nasdaq listing standards, in 2024, the Company’s independent directors met three times in regularly scheduled executive sessions at which only independent directors were present. The Chairperson of the Board of Directors presided over the executive sessions.

Information Regarding Committees of the Board of Directors

The Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The following table provides information as to the membership and meetings of each of these committees of the Board of Directors in 2024:

Nominating and
Corporate
Name	Audit	Compensation(1)	Governance(2)
Sean Bohen, M.D., Ph.D.
Cynthia Butitta	✓*	✓
Ian Clark			✓*
Scott Garland		✓*
Cyrus Harmon, Ph.D.
Sandra Horning, M.D., FACP, FASCO			✓
Gorjan Hrustanovic, Ph.D.		✓
Andrew Rappaport	✓	✓
Graham Walmsley, M.D., Ph.D.	✓		✓
Yi Larson			✓
Number of Meetings	4	6	4

* Committee Chairperson

(1) Upon the conclusion of the 2024 Annual Meeting of Stockholders, or the 2024 Annual Meeting, Ms. Butitta stepped down from the Compensation Committee. Furthermore, upon the conclusion of the 2024 Annual Meeting, Mr. Rappaport stepped down as the Chairperson of the Compensation Committee and Mr. Garland became Chairperson of the Compensation Committee.

(2) Upon the conclusion of the 2024 Annual Meeting, Dr. Walmsley stepped down from the Nominating and Corporate Governance Committee and Dr. Horning was appointed to the Nominating and Corporate Governance Committee.

Below is a description of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The written charters of the committees are available to stockholders on our corporate website at https://www.olema.com/ in the Investors section under "Corporate Governance." Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.

Audit Committee

Our Audit Committee currently consists of Ms. Butitta, Mr. Rappaport and Dr. Walmsley. The Chairperson of our Audit Committee is Ms. Butitta. Our Board of Directors has determined that Ms. Butitta is an “audit committee financial expert” within the meaning of the SEC regulations. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with the applicable Nasdaq listing standards. In arriving at these determinations, our Board of Directors has examined each Audit Committee member’s scope of experience and the nature of her or his employment in the corporate finance sector. The primary purpose of the Audit Committee is to discharge the responsibilities of our Board of Directors with respect to our corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee our independent registered accounting firm. Specific responsibilities of this committee include:

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helping our Board of Directors oversee our corporate accounting and financial reporting processes;
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managing the selection, engagement, qualifications, independence, and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
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discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;
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developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
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reviewing related person transactions;
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obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes our internal quality control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law;
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helping our Board of Directors oversee our legal and regulatory compliance, including risk assessment; and
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approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2024 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or the PCAOB, and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’

communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024.

Respectfully submitted,
The Audit Committee of the Board of Directors

Cynthia Butitta (Chairperson)
Andrew Rappaport
Graham Walmsley, M.D., Ph.D.

The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

Our Compensation Committee currently consists of Messrs. Garland and Rappaport and Dr. Hrustanovic, and the Chairperson of our Compensation Committee is Mr. Garland. The primary purpose of our Compensation Committee is to discharge the responsibilities of our Board of Directors in overseeing our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate. The specific responsibilities of this committee include:

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reviewing and approving, or reviewing and recommending to our Board of Directors for approval the compensation of our Chief Executive Officer, other executive officers and senior management;
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reviewing and recommending to our Board of Directors the compensation of our directors;
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administering our equity incentive plans and other benefit programs;
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reviewing, adopting, amending, and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections, and any other compensatory arrangements for our executive officers and other senior management;
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reviewing, evaluating and recommending to our Board of Directors succession plans for our executive officers; and
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reviewing and establishing general policies relating to compensation and benefits of our employees, including our overall compensation philosophy.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets at least quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chairperson of the Compensation Committee, in consultation with the Chief Executive Officer and Aon’s Human Capital Solutions practice, a division of Aon plc, or Aon, the Compensation Committee’s compensation consultant. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives.

The charter of the Compensation Committee grants the Compensation Committee full access to all of our books, records, facilities, and personnel. In addition, under the charter, the Compensation Committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting, or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

During the past year, after taking into consideration the six factors prescribed by the SEC and Nasdaq described above, the Compensation Committee engaged Aon as a compensation consultant. The Compensation Committee requested that Aon review industry-wide compensation practices and trends to assess the competitiveness of our executive and non-employee director compensation programs, including its non-employee director equity compensation policy.

As part of its engagement, Aon was requested by the Compensation Committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. Aon also spoke with senior management to learn more about our business operations and strategy, key performance metrics and strategic goals, as well as the labor markets in which we compete. Aon ultimately provided input that was presented to the Compensation Committee for its consideration and to the Board for its information. Following an active dialogue with Aon and senior management, the Compensation Committee recommended that the Board approve certain recommendations based on the input provided by Aon.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee currently consists of Mr. Clark, Ms. Larson and Dr. Horning. The Chairperson of our Nominating and Corporate Governance Committee is Mr. Clark.

Specific responsibilities of our Nominating and Corporate Governance committee include:

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identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on our Board of Directors;
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considering and making recommendations to our Board of Directors regarding the composition and chairpersonship of the committees of our Board of Directors;
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instituting plans or programs for the continuing education of our Board of Directors and orientation of new directors;
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developing and making recommendations to our Board of Directors regarding corporate governance guidelines and matters; and
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overseeing periodic evaluations of the Board of Directors’ performance, including committees of the Board of Directors.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including familiarity with the Company's business and industry, the ability to read and understand basic financial statements, the ability to work collegially with other members of the Board, and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant professional background or expertise upon which to be able to offer advice and guidance to management; having sufficient time to devote to the affairs of the Company; demonstrating excellence in such person’s field; having the ability to exercise sound business judgment; having experience as a board member or executive officer of another publicly held company; having a diverse personal background, perspective and experience; requirements of applicable law; potential conflicts of interest with other pursuits; and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board of Directors, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills, and such other factors as it deems appropriate, given the current needs of the Board of Directors and the Company, to maintain a balance of knowledge, experience, and capability.

In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations, and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee establishes criteria for a potential candidate based on the qualifications and factors set forth above and engages a professional search firm to assist in finding a potential candidate based upon such criteria. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board of Directors may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: 780 Brannan Street, San Francisco, California 94103. Submissions must include, among other items required by our bylaws, the name, age, business address and residence address of the proposed nominee; the principal occupation or employment of such nominee; the class and number of shares of each class of capital stock of the Corporation which are owned of record and beneficially by the proposed nominee; the date or dates on which such shares were acquired and the investment intent of such acquisition; a statement whether the proposed nominee, if elected, intends to tender, promptly following such person’s failure to receive the required vote for election or re-election at the next meeting at which such person would face election or re-election, an irrevocable resignation effective upon acceptance of such resignation by the Board of Directors; and such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named as a nominee and to serving as a director if elected).

Stockholder Communications With the Board of Directors

We consider our relationships with our stockholders to be a high priority, and the members of our Board of Directors believe that stockholders should have an opportunity to communicate with them. To ensure that our stockholders’ different perspectives on our practices and objectives are well understood by management and our Board of Directors, we actively engage in ongoing dialogue with our stockholders through our stockholder engagement efforts throughout the year. We also strive to provide responses to appropriate inquiries from stockholders in a timely manner. Stockholder engagement is led by our Investor Relations team, and includes attendance at industry investor conferences, targeted outreach to stockholders and prospective stockholders, and maintaining open lines of communication for inquiries.

Stockholders who wish to communicate with the Board of Directors or an individual director may send a written communication c/o Olema Pharmaceuticals, Inc., 780 Brannan Street, San Francisco, California 94103, Attn: Secretary. The Secretary will review each communication. The Secretary will forward such communication to the Board of Directors or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening, or similarly inappropriate, in which case the Secretary shall discard the communication.

Code of Business Conduct and Ethics

Our written Code of Business Conduct and Ethics, or Code of Conduct, applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer and principal accounting officer or controller. The Code of Conduct is available on our corporate website at https://www.olema.com/ in the Investors section under “Corporate Governance.” If we make any substantive amendments to our Code of Conduct or grant any of our directors or executive officers any waiver, including any implicit waiver, from a provision of our Code of Conduct, we will disclose the nature of the amendment or waiver on our website or in a Current Report on Form 8-K. Information contained in, or that can be accessed through, our website is not incorporated by reference herein, and you should not consider information on our website to be part of this proxy statement or our Annual Report on Form 10-K for the year ended December 31, 2024.

Insider Trading Policy

We have adopted an Insider Trading Policy governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers and employees that is designed to promote compliance with insider trading laws, rules and regulations, as well as procedures designed to further the foregoing purposes. In addition, it is the Company’s intent to comply with applicable laws and regulations relating to insider trading. A copy of our Insider Trading Policy is filed as an exhibit to our Annual Report on Form 10-K for our fiscal year ended December 31, 2024.

Corporate Governance Guidelines

As part of our Board of Directors’ commitment to enhancing stockholder value over the long term, our Board of Directors has adopted a set of Corporate Governance Guidelines to provide the framework for the governance of the Company and to assist our Board of Directors in the exercise of its responsibilities. Our Corporate Governance Guidelines cover, among other topics, board composition and structure, board membership criteria, director independence, board and board committee assessments, committees of the Board of Directors, board access to management and outside advisors, and director orientation and education. The Corporate Governance Guidelines, as well as current copies of the charters for each committee of the Board of Directors, may be viewed on our corporate website at https://www.olema.com in the Investors section under “Corporate Governance.”

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act, the Company’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with SEC rules. At the 2022 annual meeting of stockholders, the stockholders indicated their preference that the Company solicit a non-binding advisory vote on the compensation of the Company’s named executive officers, commonly referred to as a “say-on-pay vote,” every year. The Board of Directors has adopted a policy that is consistent with that preference.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of the Company’s named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this proxy statement. As discussed in those disclosures, the Company believes that its compensation policies and decisions are designed to meet two objectives: (i) to attract and retain talented and skilled executives by paying for performance and (ii) to align compensation of our executives with our stockholders through an appropriate mix of short-term and long-term compensation. Compensation of the Company’s named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.

Accordingly, the Board is asking the stockholders to indicate their support for the compensation of the Company’s named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion that accompanies the compensation tables, is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to the Board and the Compensation Committee, and accordingly the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL NO. 2.

PROPOSAL NO. 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025, and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited our financial statements since 2020. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm. However, the Audit Committee of the Board of Directors is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL NO. 3.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to Olema for the years ended December 31, 2024 and 2023, by Ernst & Young LLP, our independent registered public accounting firm.

	Year Ended December 31,
	2024	2023
Audit Fees(1)	$621,000	$591,000
Audit-Related Fees		—
Tax Fees(2)	109,380	27,891
All Other Fees		—
Total Fees	$730,380	$618,891

(1)
Audit Fees consist of fees for the audit of our annual financial statements, interim quarterly reviews, and other professional services provided in connection with regulatory filings.
(2)
Tax Fees consist of fees for the preparation and filing of our 2023 tax return and compliance, and the research and development tax credit for our wholly-owned subsidiary, Olema Oncology Australia Pty, Ltd.

All fees incurred in 2024 and 2023 were pre-approved by our Audit Committee.

Pre-Approval Procedures

The Audit Committee has procedures in place for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, Ernst & Young LLP. The Audit Committee generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of April 21, 2025 (except as noted) by:

•
each director and nominee for director;
•
each of the executive officers named in the Summary Compensation Table under “Executive Compensation” below (referred to throughout this proxy statement as our named executive officers);
•
all current executive officers and directors as a group; and
•
all those known by us to be beneficial owners of more than five percent of our outstanding common stock.

This table is based upon information supplied by officers and directors as well as Schedules 13G or 13D filed with the SEC by beneficial owners of more than five percent of our common stock. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 68,360,752 shares outstanding on April 21, 2025, adjusted as required by rules promulgated by the SEC.

Except as otherwise noted below, the address for persons listed in the table is c/o Olema Pharmaceuticals, Inc., 780 Brannan Street, San Francisco, California 94103.

	Beneficial Ownership
Beneficial Owner	Number of Shares of Common Stock	Percent of Total
5% Stockholders
Entities affiliated with BVF Partners L.P.(1)	6,999,421	9.99%
Bain Capital Life Sciences Opportunities IV, L.P.(2)	6,843,955	9.99%
Entities affiliated with Paradigm BioCapital Advisors LP(3)	6,836,460	9.99%
Entities affiliated with Deep Track Capital, LP(4)	4,000,000	5.85%
Entities affiliated with Point72 Associates, LLC(5)	3,916,847	5.73%
Named Executive Officers and Directors
Sean Bohen, M.D, Ph.D.(6)	3,108,802	4.36%
Shane Kovacs(7)	990,152	1.44%
Naseem Zojwalla, M.D.(8)	417,182	*
Cyrus Harmon, Ph.D.(9)	1,490,950	2.16%
Ian Clark(10)	318,770	*
Cynthia Butitta(11)	192,956	*
Scott Garland(12)	49,302	*
Sandra Horning, M.D.(13)	173,643	*
Gorjan Hrustanovic, Ph.D.(14)	152,120	*
Yi Larson(15)	112,853	*
Andrew Rappaport(16)	587,877	*
Graham Walmsley, M.D., Ph.D. (17)	3,360,995	4.91%
All executive officers and directors as a group (14 persons)(18)	12,152,409	16.36%

* Represents beneficial ownership of less than 1%.

(1)
This information is as of December 4, 2024, and is based on information contained in the Schedule 13D/A filed with the SEC on December 4, 2024 by Biotechnology Value Fund, L.P., or BVF, BVF I GP LLC, or BVF GP, Biotechnology Value Fund II, L.P., or BVF2, BVF II GP LLC, or BVF2 GP, Biotechnology Value Trading Fund OS L.P., or Trading Fund OS, BVF Partners OS Ltd., or Partners OS, BVF GP Holdings LLC, or BVF GPH, BVF Partners L.P., or Partners, BVF Inc., Mark N. Lampert and Gorjan Hrustanovic, as updated in accordance with additional information available to the Company as of April 21, 2025. Shares beneficially owned consist of: (a) (i) 2,655,977 shares of common stock, (ii) 1,703,528 shares of common stock issuable upon the exercise of 1,703,528 pre-funded warrants and (iii) 0 shares of common stock issuable upon exercise of 1,587,476 pre-funded warrants (which reflects the beneficial ownership blocker described below), each held by BVF, (b) (i) 2,003,966 shares of common stock and (ii) 0 shares of common stock issuable upon the exercise of 2,627,590 pre-funded warrants (which reflects the beneficial ownership blocker described below), each held by BVF2, (c) (i) 347,970 shares of common stock and (ii) 0 shares of common stock issuable upon the exercise of 336,288 pre-funded warrants (which reflects the beneficial ownership blocker described below), each held by Trading Fund OS, (d) (i) 188,424 shares of common stock and (ii) 0 shares of common stock issuable upon the exercise of 118,158 pre-funded warrants (which reflects the beneficial ownership blocker described above), each held by MSI BVF SPV, LLC, or MSI, and (e) 99,556 shares of common stock held by Investment 10 LLC, or INV10. BVF GP, as general partner of BVF, may be deemed to beneficially own the shares beneficially owned by BVF. BVF2 GP, as general partner of BVF2, may be deemed to beneficially own the shares beneficially owned by BVF2. BVF GPH, as the sole member of BVF GP and BVF2 GP, may be deemed to beneficially own the shares beneficially owned by BVF and BVF2. Partners OS, as general partner of Trading Fund OS, may be deemed to beneficially own the shares beneficially owned by Trading Fund OS. Partners, as the sole member of Partners OS and the investment adviser of each of BVF, BVF2, Trading Fund OS, MSI, and INV10, may be deemed to beneficially own the shares beneficially owned by BVF, BVF2, Trading Fund OS, MSI and INV10. BVF Inc., as general partner of Partners, and Mark N. Lampert, as officer and director of BVF Inc., may be deemed to beneficially own such shares beneficially owned by Partners and has shared voting and dispositive power over the shares. Each of BVF GP, BVF2 GP, BVF GPH, Partners OS, Partners, BVF Inc. and Mr. Lampert disclaim beneficial ownership over the shares. Gorjan Hrustanovic serves on our Board of Directors and is a managing director at Partners. The pre-funded warrants held by BVF, BVF2, Trading Fund OS and MSI prohibit the exercise thereof if, after giving effect to such exercise, the beneficial ownership of BVF, BVF2, Trading Fund OS and MSI and its affiliates and any person whose beneficial ownership would be attributable to such entities, would exceed 9.99%. This number does not include 152,120 shares beneficially owned by Dr. Hrustanovic issuable to him upon the exercise of options exercisable within 60 days that were awarded to him for no consideration in connection with his service on the Board of Directors. However, pursuant to an agreement entered into between Partners and Dr. Hrustanovic, Dr. Hrustanovic is obligated to transfer the economic benefit, if any, received upon the sale of these shares issuable upon the above referenced options to Partners. The address of each of the entities and individuals is 44 Montgomery St. 40th floor, San Francisco, California 94104.
(2)
This information is as of January 8, 2025 and is based on information contained in the Schedule 13G/A filed with the SEC on January 13, 2025 by Bain Capital Life Sciences Opportunities IV, L.P., or BCLS Fund IV Opportunities, as updated in accordance with additional information available to the Company as of April 21, 2025. Shares beneficially owned consist of (a) 6,696,640 shares of common stock and (b) 147,315 shares of common stock issuable upon the exercise of 8,013,216 pre-funded warrants (which reflects the beneficial ownership blocker described below), each held directly by BCLS Fund IV Opportunities. Bain Capital Life Sciences Investors, LLC, a Delaware limited liability company, or BCLSI, is the manager of Bain Capital Life Sciences IV General Partner, LLC, a Delaware limited liability company, which is the general partner of Bain Capital Life Sciences Fund IV, L.P., a Delaware limited partnership, which is the sole member of Bain Capital Life Sciences Opportunities IV GP, LLC, a Delaware limited liability company, which is the general partner of BCLS Fund IV Opportunities. As a result, BCLSI may be deemed to share voting and dispositive power with respect to the securities held by BCLS Fund IV Opportunities. The pre-funded warrants held by BCLS Fund IV Opportunities prohibit the exercise thereof if, after giving effect to such exercise, the beneficial ownership of BCLS Fund IV Opportunities and its affiliates and any person whose beneficial ownership would be attributable to such entities, would exceed 9.99%. The address of the entities is c/o Bain Capital Life Sciences, LP, 200 Clarendon Street, Boston, MA 02116.

(3)
This information is based on the Schedule 13G/A filed with the SEC on February 14, 2025 by Paradigm BioCapital Advisors LP, or Paradigm Advisor, Paradigm BioCapital Advisors GP LLC, or Paradigm Advisor GP, Senai Asefaw, M.D., Paradigm BioCapital International Fund Ltd., or Paradigm Fund, and one or more separately managed accounts managed by the Paradigm Advisor, or the Account, as updated in accordance with additional information available to the Company as of April 21, 2025. Shares beneficially owned consist of: (a) (i) 782,321 shares of common stock and (ii) 8,500 shares of common stock issuable upon the partial exercise of 318,410 pre-funded warrants (which reflects the beneficial ownership blocker described below), each held by the Account, and (b) (i) 5,981,851 shares of common stock and (ii) 63,788 shares of common stock issuable upon the partial exercise of 2,389,497 pre-funded warrants, each held by Paradigm Fund, which has sole voting and dispositive power with respect to such shares. The shares may be deemed to be indirectly beneficially owned by each of the Paradigm Advisor, the Paradigm Advisor GP, and Senai Asefaw, M.D. The Paradigm Advisor GP is the general partner of Paradigm Advisor and Senai Asefaw, M.D. is the managing member of the Paradigm Advisor GP. The Paradigm Advisor is the investment manager of Paradigm Fund and the Account. The foregoing statements shall not be construed as an admission that any of the Paradigm Advisor, Paradigm Advisor GP, or Senai Asefaw, M.D. are a beneficial owner of the securities. The pre-funded warrants held by the Paradigm Fund and the Account prohibit the exercise thereof if, after giving effect to such exercise, the beneficial ownership of Paradigm Fund and its affiliates, the Account, and any person whose beneficial ownership would be attributable to such entities, would exceed 9.99%. The principal business office of the Paradigm Fund is c/o Walkers, 190 Elgin Avenue, George Town, Grand Cayman KY1-9001, Cayman Islands. The principal business office for Paradigm Advisor, Paradigm Advisor GP, and for Senai Asefaw, M.D. is 767 Third Avenue, 17th Floor, New York, New York 10017.
(4)
This information is as of September 30, 2024, and is based solely on information contained in the Schedule 13G/A filed with the SEC on November 14, 2024, by Deep Track Capital, LP, or Deep Track Capital, Deep Track Biotechnology Master Fund, Ltd., or Deep Track Biotechnology Fund, and David Kroin. Deep Track Capital, Deep Track Biotechnology Fund, and David Kroin may each be deemed to beneficially own all of the shares and each has shared voting and dispositive power over the shares. Deep Track Biotechnology Fund is a wholly owned subsidiary of Deep Track Capital. Deep Track Capital and Deep Track Biotechnology Fund are controlled by its founder, David Kroin. The address for Deep Track Capital is 200 Greenwich Ave, 3rd Floor, Greenwich, CT 06830. The address for Deep Track Biotechnology Fund is c/o Walkers Corporate Limited, 190 Elgin Ave, George Town, KY1-9001, Cayman Islands. The address for Mr. Kroin is c/o Deep Track Capital, LP, 200 Greenwich Ave, 3rd Floor, Greenwich, CT 06830.
(5)
This information is as of June 4, 2024, and is based solely on information contained in the Schedule 13G filed with the SEC on June 14, 2024 by Point72 Asset Management, L.P., Point72 Capital Advisors, Inc., and Steven A. Cohen, as updated in accordance with additional information available to the Company as of April 21, 2025. Point72 Asset Management, L.P. maintains investment and voting power with respect to the securities held by certain investment funds it manages, including by Point72 Associates, LLC. Point72 Capital Advisors, Inc. is the general partner of Point72 Asset Management, L.P. Mr. Steven A. Cohen controls each of Point72 Asset Management, L.P. and Point72 Capital Advisors, Inc. By reason of the provisions of Rule 13d-3 of the Exchange Act, each of Point72 Asset Management, L.P., Point72 Capital Advisors, Inc., and Mr. Cohen may be deemed to beneficially own the securities directly held by Point72 Associates, LLC reflected herein. Each of Point72 Asset Management, L.P., Point72 Capital Advisors, Inc., and Mr. Cohen disclaims beneficial ownership of any such securities. The address for these entities and for Mr. Cohen is c/o Point72, L.P., 72 Cummings Point Road, Stamford, CT 06902
(6)
Consists of (i) 241,662 shares held of record by Dr. Bohen and (ii) 2,867,140 shares issuable pursuant to outstanding stock options held by Dr. Bohen which are exercisable within 60 days of April 21, 2025.

(7)
Consists of (i) 543,549 shares held of record by Mr. Kovacs and (ii) 446,603 shares issuable pursuant to outstanding stock options held by Mr. Kovacs which are exercisable within 60 days of April 21, 2025.
(8)
Consists of (i) 129,509 shares held of record by Dr. Zojwalla and (ii) 287,673 shares issuable pursuant to outstanding stock options held by Dr. Zojwalla which are exercisable within 60 days of April 21, 2025.
(9)
Consists of (i) 764,140 shares held directly by Dr. Harmon, (ii) 122,028 shares held by Harmon Family Investors LLC, over which Dr. Harmon holds voting and investment power as manager, and (iii) 604,782 shares of common stock issuable upon exercise of stock options held by Dr. Harmon which are exercisable within 60 days of April 21, 2025.
(10)
Consists of 318,770 shares issuable pursuant to outstanding stock options held by Mr. Clark which are exercisable within 60 days of April 21, 2025.
(11)
Consists of (i) 83,876 shares held of record by Ms. Butitta and (ii) 109,080 shares issuable pursuant to outstanding stock options held by Ms. Butitta which are exercisable within 60 days of April 21, 2025.
(12)
Consists of 49,302 shares issuable pursuant to outstanding stock options held by Mr. Garland which are exercisable within 60 days of April 21, 2025.
(13)
Consists of 173,643 shares issuable pursuant to outstanding stock options held by Dr. Horning which are exercisable within 60 days of April 21, 2025.
(14)
Consists of 152,120 shares issuable pursuant to outstanding stock options held by Dr. Hrustanovic which are exercisable within 60 days of April 21, 2025.
(15)
Consists of 112,853 shares issuable pursuant to outstanding stock options held by Ms. Larson which are exercisable within 60 days of April 21, 2025.
(16)
Consists of (i) 385,965 shares held by the Rappaport Family Trust, and (ii) 201,912 shares issuable pursuant to outstanding stock options held by Mr. Rappaport which are exercisable within 60 days of April 21, 2025. Mr. Rappaport is a co-trustee of the Rappaport Family Trust and in such capacity shares voting and dispositive power with respect to the shares held by the Rappaport Family Trust.
(17)
Consists of (i) 3,208,875 shares held of record by funds managed by Logos Global Management LP, over which Dr. Walmsley has shared voting and dispositive power, and (ii) 152,120 shares issuable pursuant to outstanding stock options held by Dr. Walmsley which are exercisable within 60 days of April 21, 2025.
(18)
Consists of (i) 6,245,614 shares held of record and (ii) 5,906,795 shares issuable pursuant to outstanding stock options which are exercisable within 60 days of April 21, 2025.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers as of April 21, 2025:

Name	Age	Position
Sean Bohen, M.D., Ph.D.(1)	58	President, Chief Executive Officer and Director
Shane Kovacs	51	Chief Operating and Financial Officer
Shawnte M. Mitchell, J.D.	47	Chief Legal Officer and Corporate Secretary
David C. Myles, Ph.D.	63	Chief Discovery and Non-Clinical Development Officer
Naseem Zojwalla, M.D.	52	Chief Medical Officer

(1)
Please see “Information About Our Continuing Directors” for Dr. Bohen’s biography.

Shane Kovacs has served as our Chief Operating and Financial Officer since June 2020. Prior to joining us, Mr. Kovacs served as Chief Business and Financial Officer at BlueRock Therapeutics LP, a biotechnology company, from July 2018 to March 2020, which was acquired by Bayer AG, a biopharmaceutical company, in August 2019. Mr. Kovacs served as Managing Director, Head of Biotechnology Investment Banking at RBC Capital Markets, a financial services company, from May 2017 to September 2018. From May 2013 to May 2017, Mr. Kovacs served as Executive Vice President, Chief Financial Officer and Head of Corporate Development at PTC Therapeutics, Inc., a biopharmaceutical company. From March 2004 to May 2013, Mr. Kovacs served in various positions at Credit Suisse, a financial services company, including Managing Director, Healthcare Investment Banking. Mr. Kovacs received a B.Eng. in chemical engineering and a B.S. in life sciences from Queen’s University and an M.B.A. from the University of Western Ontario. He is also a CFA Charterholder.

Shawnte M. Mitchell, J.D. has served as our Chief Legal Officer and Corporate Secretary since February 2025. Prior to joining us, Ms. Mitchell served as Chief Legal Officer at Genomatica, Inc., a biotechnology company, from June 2022 until May 2024. She previously served as Executive Vice President, General Counsel and Corporate Secretary at Zogenix, Inc., a global biopharmaceutical company, from April 2020 until March 2022 (until its acquisition by UCB S.A., a biopharmaceutical company). Before that she was at Aptevo Therapeutics Inc., a clinical-stage biotechnology company, from July 2016 until March 2020, last serving as Senior Vice President of Corporate Affairs, Chief Compliance Officer, and Corporate Secretary. Ms. Mitchell currently serves as a member of the Board of Managers of Life Science Cares Bay Area and is a member of How Women Lead’s Silicon Valley Board of Advisors. She received a B.S. in Biological Sciences from Stanford University and a J.D. from The George Washington University Law School.

David C. Myles, Ph.D. has served as our Chief Discovery and Non-Clinical Development Officer since September 2022. Prior to that, he served as our Chief Development Officer and Executive Vice President, Drug Discovery and Development beginning in April 2008. From 2006 to 2008, Dr. Myles co-founded and served as the Chief Operating Officer of Epiphany Biosciences, Inc., a biotechnology company. From January 2001 to November 2006, he served as the Executive Director of Chemistry at Kosan Biosciences, Inc., a biotechnology company. From 1998 to 2001, Dr. Myles served as the Associate Director of Medical Chemistry at Chiron Corporation, a biotechnology company that was later acquired by Novartis International AG, a biopharmaceutical company. From 1991 to 1998, he was an Assistant Professor in the Department of Chemistry and Biochemistry at University of California, Los Angeles. Dr. Myles currently serves as the Finance Chair on the board of directors of Point Blue Conservation Science. Dr. Myles received a B.A. in chemistry from Occidental College, and a Ph.D. in Chemistry from Yale University. He was a National Institute of Health post-doctoral fellow at Harvard University.

Naseem Zojwalla, M.D. has served as our Chief Medical Officer since January 2022. Prior to that, Dr. Zojwalla served as Vice President of Clinical Development at Turning Point Therapeutics, a biotechnology company (acquired by Bristol Myers Squibb, a biopharmaceutical company), from July 2020 to January 2022, and at Peloton Therapeutics, a biopharmaceutical company (acquired by Merck, a biopharmaceutical company), from March 2015 to March 2020. Earlier in her career, Dr. Zojwalla held roles of increasing responsibility at multiple oncology-focused companies, including Onyx Pharmaceuticals Inc., a biopharmaceutical company, ImClone Systems Inc., a biopharmaceutical company, and Eisai Medical Research, a pharmaceutical company. Dr. Zojwalla was previously an Assistant Clinical Professor of Medicine at Columbia University Medical Center. She received a B.S. from Stanford University, an M.D. from Temple University School of Medicine and completed her hematology/oncology fellowship training at Columbia University Medical Center.

EXECUTIVE COMPENSATION

We are a “smaller reporting company” under Item 10 of Regulation S-K promulgated under the Exchange Act and the following compensation disclosure is intended to comply with the requirements applicable to smaller reporting companies. Although the rules allow us to provide less detail about our executive compensation program than companies that are not smaller reporting companies, our Compensation Committee is committed to providing the information necessary to help stockholders understand its executive compensation related decisions. Accordingly, this section includes supplemental narratives that describe our 2024 compensation program for our named executive officers.

Our named executive officers for the year ended December 31, 2024, consisting of our principal executive officer and the next two most highly compensated executive officers were:

•
Sean Bohen, M.D., Ph.D., our President and Chief Executive Officer
•
Shane Kovacs, our Chief Operating and Financial Officer; and
•
Naseem Zojwalla, M.D., our Chief Medical Officer.

Executive Compensation Practices

Compensation Philosophy

Our executive compensation program reflects our philosophy of aligning executive compensation with company and individual performance and value creation for the company. We also consider current market practices and trends, and supporting our goals to deliver on our mission and objectives. Executive compensation consists of a base salary and bonus, adjusted based on market trends, and an equity component, including annual refresh grants, which are subject to time-based vesting to incentivize long-term value creation for stockholders.

Competitive Market Review

As described above, during 2024, the Compensation Committee engaged Aon as its compensation consultant. As part of its engagement, the Compensation Committee requested that Aon develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for purposes of developing recommendations that were presented to the Compensation Committee for its consideration. In developing our peer group for 2024, the criteria used to identify the peer companies were stage of development, business focus in similar therapeutic areas such as oncology, market capitalization, headcount, and location. The 28 companies selected for our peer group for 2024 are listed below.

Alector (ALEC)	Allakos (ALLK)	Allovir (KLRS)
ALX Oncology (ALXO)	AnaptysisBio (ANAB)	Arcturus Therapeutics (ARCT)
Arcus Biosciences (RCUS)	Arvinas (ARVN)	Aura Biosciences (AURA)
Cogent Biosciences (COGT)	Day One Biopharmaceuticals (DAWN)	IDEAYA Biosciences (IDYA)
Keros Therapeutics (KROS)	Kura Oncology (KURA)	Lyell Immunopharma (LYEL)
Nurix Therapeutics (NRIX)	Nuvation Bio (NUVB)	ORIC Pharmaceuticals (ORIC)
PMV Pharmaceuticals (PMVP)	Prelude Therapeutics (PRLD)	RAPT Therapeutics (RAPT)
Relay Therapeutics (RLAY)	Scholar Rock (SRRK)	SpringWorks Therapeutics (SWTX)
Syndax Pharmaceuticals (SNDX)	Terns Pharmaceuticals (TERN)	Verastem (VSTM)
Zymeworks (ZYME)

2024 Say on Pay Vote

At the Company’s 2024 Annual Meeting, the non-binding advisory vote to approve the Company’s executive compensation program passed, with over 98% of the votes cast being in favor of the resolution. We take the views of our stockholders seriously and as such we hold a non-binding advisory vote on our executive compensation annually.

Summary Compensation Table

The following table shows for the years ended December 31, 2024 and 2023, the compensation awarded to or paid to, or earned by, (i) our principal executive officer and (ii) each of our two other most highly compensated executive officers during the year ended December 31, 2024 who were serving as executive officers at the end of the last completed fiscal year.

						Non-Equity
				Stock	Option	Incentive Plan	All Other
		Salary	Bonus	Awards	Awards	Compensation	Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)(1)	($)(2)	($)(3)	($)
Sean Bohen, M.D., Ph.D.	2024	673,000			7,010,520	432,066	14,970	8,130,556
President and Chief Executive Officer	2023	647,000			2,002,000	489,000	14,370	3,152,370
Shane Kovacs	2024	541,000			3,434,760	289,400	14,970	4,280,130
Chief Operating and Financial Officer	2023	520,000			728,000	286,000	14,370	1,548,370
Naseem Zojwalla, M.D.	2024	515,000			2,199,600	248,000	14,970	2,977,570
Chief Medical Officer	2023	477,000			546,000	262,000	14,370	1,299,370

(1)
Amounts represent the aggregate grant date fair value of stock options granted to our named executive officers during the relevant year, computed in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 8 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the named executive officers.
(2)
Amounts represent annual performance-based cash bonuses earned by our named executive officers based on the achievement of certain corporate performance objectives and individual performance during the relevant year. For more information regarding these bonuses, see below under “Narrative to Summary Compensation Table—Annual Bonus Plan.”
(3)
Consists of $13,800 employer matching 401(k) contributions and $1,170 life insurance premium paid as an employee benefit.

Narrative to Summary Compensation Table

Base Salary

Base salaries for our executive officers are initially established through arm’s-length negotiations at the time of the executive officer’s hiring, taking into account such executive officer’s qualifications, experience, the scope of such officer’s responsibilities and competitive market compensation paid by other companies for similar positions within the industry and geography. Base salaries are reviewed periodically, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. In making decisions regarding salary increases, we may also draw upon the experience of members of our Board of Directors with executives at other companies.

The 2023 and 2024 annual base salaries for our named executive officers are set forth in the table below. The Compensation Committee evaluated the 2023 and 2024 base salaries of our named executive officers with Aon and determined to increase base salaries for our named executive officers as shown below. For a further discussion of the Compensation Committee’s processes and procedures for determining the compensation of our named executive officers, refer to “Compensation Committee—Compensation Committee Processes and Procedures” above.

Named Executive Officer	2023 Base Salary ($)	2024 Base Salary ($)	Percentage Increase (%)
Sean Bohen, M.D., Ph.D.	647,000	673,000	4.0%
Shane Kovacs	520,000	541,000	4.0%
Naseem Zojwalla, M.D.	477,000	515,000	8.0%

Annual Bonus Plan

Our executive officers are eligible to receive performance-based cash bonuses, which are designed to provide appropriate incentives to our executives to achieve defined performance goals and to reward our executives for individual achievement toward these goals. The performance-based bonus each executive officer is eligible to receive is generally based on the extent to which we achieve the corporate goals that our Board of Directors or Compensation Committee establishes, as well as individual performance, and is paid annually. Annually, our Compensation Committee performs a qualitative review of the Company’s performance and the individual performance of the executive officers, and determines the actual bonus payout to be awarded to each of our eligible executive officers.

For 2024, our named executive officers were eligible to earn annual cash bonuses with the following target percentages, expressed as a percent of base salary, of 60% for Dr. Bohen, 50% for Mr. Kovacs, and 45% for Dr. Zojwalla based on the achievement of certain corporate performance objectives approved by our Board of Directors. For 2024, the corporate performance metrics set by our Board of Directors were (1) significantly advance the palazestrant (OP-1250) pivotal Phase 3 monotherapy clinical trial, (2) advance the progress of the Phase 1b/2 clinical studies of palazestrant in combination with each of palbociclib and ribociclib, respectively, (3) file an investigational new drug application for OP-3136 by year end, (4) achieve specific dosage, formulation and drug supply targets, (5) broadening our pipeline, and (6) the achievement of certain organizational, talent, and strategic business development goals. The performance objectives were set in a manner intended to be challenging. In January 2025, the Compensation Committee reviewed the Company’s achievements against our 2024 corporate goals, and determined that the Company met, and in some instances exceeded, the corporate goals established, particularly with respect to strategic partnerships and the clinical development of palazestrant and OP-3136. Based on this review, the Compensation Committee determined the level of corporate achievement for 2024 to be 107%. The Compensation Committee then considered individual performance, in addition to the corporate achievement, and, based on this review, approved bonus payments for 2024 for Drs. Bohen and Zojwalla and Mr. Kovacs as set forth in the table below.

Named Executive Officer	2024 Bonus Target (%)	2024 Bonus Target ($)	2024 Performance Bonus ($)
Sean Bohen, M.D., Ph.D.	60%	403,800	432,066
Shane Kovacs	50%	270,500	289,400
Naseem Zojwalla, M.D.	45%	231,750	248,000

Equity Compensation

We believe that our ability to grant equity-based awards is a valuable and necessary compensation tool that aligns the long-term financial interests of our executive officers with the financial interests of our stockholders. In addition, we believe that our ability to grant equity-based awards helps us to attract, retain and motivate executive officers, and encourages them to devote their best efforts to our business and financial success. Vesting of equity awards is generally tied to continuous service with us and serves as an additional retention measure. Our executive officers generally are awarded an initial new hire grant upon commencement of employment, as well as annual grants.

Each of our named executive officers currently holds stock options under our 2020 Equity Incentive Plan, or the 2020 Plan, that were granted subject to the general terms of the 2020 Plan and the applicable forms of stock option agreement thereunder. Additionally, Dr. Bohen holds stock options under our 2014 Equity Incentive Plan, or the 2014 Plan, that were granted subject to the general terms of the 2014 Plan and the applicable forms of stock option agreement thereunder. Dr. Zojwalla also holds stock options under our 2022 Inducement Plan, or the Inducement Plan, that were granted subject to the general terms of the Inducement Plan and the applicable forms of stock option agreement thereunder. The specific vesting terms of each named executive officer’s stock options are described below under “—Outstanding Equity Awards at December 31, 2024.” We currently grant equity awards pursuant to the 2020 Plan and the Inducement Plan. All options are granted with a per share exercise price equal to no less than the fair market value of a share of our common stock on the date of the grant, and generally vest (i) 25% after one year from the vesting commencement date and on a monthly basis thereafter over 36 months or (ii) on a monthly basis over 48 months from the vesting commencement date, subject in each case to the continued service with us through each vesting date. All options have a maximum term of up to 10 years from the date of grant, subject to earlier expiration following the cessation of an executive officer’s continuous service with us. Option vesting is subject to acceleration as described below under “—Potential Payments upon Termination or Change in Control.” Options generally remain exercisable for three months following an executive officer’s termination, except in the event of a termination for cause or due to disability or death.

In January 2024, our Compensation Committee approved the grant of options to purchase 621,500, 304,500, and 195,000 shares to Dr. Bohen, Mr. Kovacs, and Dr. Zojwalla, respectively, under the 2020 Plan. Each grant was effective as of February 1, 2024. The options vest 25% after one year from the vesting commencement date and on a monthly basis thereafter over 36 months. The Compensation Committee determined the size of the award after considering market practices and competitive levels for dilution, grant value, criticality of the role, and our overall performance.

In November 2022, to enhance the retention value of the equity program and to reinforce our pay for performance focus, our Board granted special performance-based restricted stock unit awards, or PSU Awards, for 315,000, 105,000, and 80,000 shares to Dr. Bohen, Mr. Kovacs, and Dr. Zojwalla respectively, under the 2020 Plan that, in order to vest in full, require achievement of certain financing and clinical milestones. In November 2023, the Compensation Committee determined that the clinical milestones had been achieved, resulting in 110,250, 36,750, and 28,000 shares of the PSU Awards vested to Dr. Bohen, Mr. Kovacs, and Dr. Zojwalla respectively, as of November 20, 2023. In December 2024, the Compensation Committee determined that the financing milestone had been achieved, and 204,750, 68,250, and 52,000 shares of the PSU Awards vested to Dr. Bohen, Mr. Kovacs, and Dr. Zojwalla respectively, as of December 9, 2024.

Employment Terms

We have entered into employment agreements or offer letters with each of our named executive officers. Descriptions of such arrangements with our named executive officers are included under the caption “—Employment Arrangements” below.

Outstanding Equity Awards at December 31, 2024

The following table shows certain information regarding outstanding equity awards at December 31, 2024, for the named executive officers.

			Option Awards							Stock Awards
													Equity
													incentive
												Equity incentive	plan awards:
												plan	Market or
												awards:	payout
											Market	Number	value
										Number of	value of	of unearned	of unearned
										shares or	shares or	shares, units	shares, units
				Number of		Number of				units of	units of	or other	or other
				Securities Underlying		Securities Underlying				stock that	stock that	rights that	rights that
			Vesting	Unexercised Options		Unexercised Options		Option Exercise	Option	have not	have not	have not	have not
Name	Grant Date	Approval Date	Commencement Date	Exercisable (#)		Unexercisable (#)		Price ($)	Expiration Date	vested (#)	vested ($)(1)	vested (#)	vested ($)
Sean Bohen, M.D., Ph.D.	9/19/2020	09/19/2020	9/1/2020	966,316	(2)	—		4.82	9/18/2030	—	—	—	—
	9/19/2020	09/19/2020	9/1/2020	82,931		—	(3)	4.82	9/18/2030	—	—	—	—
	11/18/2020	11/10/2020	11/10/2020	538,020		—	(4)	19.00	11/17/2030	—	—	—	—
	3/15/2021	03/11/2021	3/15/2021	70,312		4,688	(5)	45.63	3/15/2031	—	—	—	—
	2/1/2022	1/29/2022	2/1/2022	575,343		236,907	(6)	7.02	1/31/2032	—	—	—	—
	2/1/2023	2/1/2023	2/1/2023	252,083		297,917	(7)	4.87	1/31/2033	—	—	—	—
	2/1/2024	1/18/2024	2/1/2024	—		621,500	(9)	15.25	2/1/2034	—	—	—	—
Shane Kovacs	11/18/2020	11/10/2020	11/10/2020	107,604	(4)	—		19.00	11/17/2030	—	—	—	—
	2/1/2022	1/29/2022	2/1/2022	89,958		72,042	(6)	7.02	1/31/2032	—	—	—	—
	2/1/2023	2/1/2023	2/1/2023	91,666		108,334	(7)	4.87	1/31/2033	—	—	—	—
	2/1/2024	1/18/2024	2/1/2024	—		304,500	(9)	15.25	2/1/2034	—	—	—	—
Naseem Zojwalla, M.D.	2/1/2022	1/26/2022	1/31/2022	146,291		67,709	(8)	7.02	1/31/2032	—	—	—	—
	2/1/2023	2/1/2023	2/1/2023	31,590		81,250	(7)	4.87	1/31/2033	—	—	—	—
	2/1/2024	1/18/2024	2/1/2024	—		195,000	(9)	15.25	2/1/2034	—	—	—	—

(1)
The market value is based on the closing price of our common stock as of December 31, 2024, of $5.83 per share.
(2)
25% of the total shares subject to the option vested on September 1, 2021, and the remaining shares vested in 36 equal monthly installments thereafter, subject to continuous service as of each such vesting date. The total amount of shares originally subject to the option was 1,027,965.
(3)
25% of the total shares subject to the option vested on September 1, 2021, and 25% of the shares subject to the option vested on January 1, 2022, 2023 and 2024, subject to continuous service as of each such vesting date.
(4)
25% of the total shares subject to the option vested on November 10, 2021, and the remaining shares vested in 36 equal monthly installments thereafter, subject to continuous service as of each such vesting date.
(5)
25% of the total shares subject to the option vested on March 15, 2022, and the remaining shares vest in 36 equal monthly installments thereafter, subject to continuous service as of each such vesting date.
(6)
25% of the total shares subject to the option vested on February 1, 2023, and the remaining shares vest in 36 equal monthly installments thereafter, subject to continuous service as of each vesting date.
(7)
25% of the total shares subject to the option vested on February 1, 2024, and the remaining shares vest in 36 equal monthly installments thereafter, subject to continuous service as of each vesting date.

(8)
25% of the total shares subject to the option vested on January 31, 2023, and the remaining shares vest in 36 equal monthly installments thereafter, subject to continuous service as of each vesting date.
(9)
25% of the total shares subject to the option vested on February 1, 2025, and the remaining shares vest in 36 equal monthly installments thereafter, subject to continuous service as of each vesting date.

Employment Arrangements

Below are descriptions of our employment agreements and arrangements with our named executive officers. The agreements generally provide for at-will employment without any specific term and set forth the named executive officer’s initial base salary, annual target bonus and severance benefits upon a qualifying termination of employment or change in control of our company. Each named executive officer is also eligible to participate in all employee benefit plans that are generally available to our employees. Furthermore, each of our named executive officers has executed our standard form of proprietary information and inventions assignment agreement. The key terms of the employment agreements with our named executive officers, including potential payments upon termination or change in control, are described below.

Sean Bohen, M.D., Ph.D.

In September 2020, we entered into an initial offer letter with Dr. Bohen that set forth the initial terms and conditions of his employment with us. In November 2020, we and Dr. Bohen entered into an amended and restated employment agreement that governs the current terms of his employment. Pursuant to the agreement, Dr. Bohen is entitled to an annual base salary and an annual target performance bonus based on the attainment of specified objectives as determined by our Board of Directors. In addition, Dr. Bohen is eligible to receive equity-based incentive awards granted in the discretion of our Board of Directors or the Compensation Committee. Dr. Bohen is also entitled to certain severance benefits, the terms of which are described below under the section titled “—Potential Payments upon Termination or Change of Control.” Each of Dr. Bohen’s base salary, target performance bonus and equity-based incentive awards for 2024 are discussed above in the sections titled “—Base Salary,” “—Annual Bonus Plan” and “—Equity Compensation.” Dr. Bohen’s employment is at will.

Shane Kovacs

In June 2020, we and Mr. Kovacs entered into an offer letter governing the terms of his employment. In November 2020, we and Mr. Kovacs entered into an amended and restated employment agreement that governs the current terms of his employment. Pursuant to the agreement, Mr. Kovacs is entitled to an annual base salary and an annual target performance bonus based on the attainment of specified objectives as determined by us or our Board of Directors. In addition, Mr. Kovacs is eligible to receive equity-based incentive awards granted in the discretion of our Board of Directors or the Compensation Committee. Mr. Kovacs is also entitled to certain severance benefits, the terms of which are described below under the section titled “—Potential Payments upon Termination or Change of Control.” Each of Mr. Kovacs’ base salary, target performance bonus and equity-based incentive awards for 2024 are discussed above in the sections titled “—Base Salary,” “—Annual Bonus Plan” and “—Equity Compensation.” Mr. Kovacs’ employment is at will.

Naseem Zojwalla, M.D.

In December 2021, we and Dr. Zojwalla entered into an offer letter governing the terms of her employment. Pursuant to the agreement, Dr. Zojwalla is entitled to an annual base salary and an annual target performance bonus based on the attainment of specified objectives as determined by us or our Board of Directors. In addition, Dr. Zojwalla was eligible to receive an equity-based incentive awards granted in the discretion of our Board of Directors, and a signing bonus. Dr. Zojwalla is also entitled to certain severance benefits, the terms of which are described below under the section titled “—Potential Payments upon Termination or Change of Control.” Each of Dr. Zojwalla’s base salary, target performance bonus and equity-based incentive awards for 2024 are discussed above in the sections titled “—Base Salary,” “—Annual Bonus Plan” and “—Equity Compensation.” Dr. Zojwalla’s employment is at will.

Potential Payments upon Termination or Change in Control

Pursuant to our named executive officers’ employment agreements, if (a) the officer’s employment is terminated without cause (as defined in the respective agreement) or (b) the officer resigns for good reason (as defined in the respective agreement), then in addition to any amounts accrued and payable under the terms of our benefit plans through the date of termination, the officer will be entitled to receive severance as described below. The level of severance benefits will depend on whether or not the termination without cause or resignation for good reason occurs within a “change in control period” that begins three months before the effective date of a change in control (as defined in the respective agreement) and extends through the period ending 18 months following the effective date of a change in control.

If the officer’s employment is terminated without cause or resignation for good reason outside of the change in control period, the officer will be entitled to receive severance in the form of 12 months (18 months in the case of our CEO) of such officer’s then-current base salary, such amount to be paid in equal installments over a twelve-month period after the date of termination, subject to applicable taxes and withholding, as well as up to 12 months (18 months in the case of our CEO) of COBRA coverage. The officer will remain eligible for an annual bonus amount for the year of the separation of service to be determined by our Board of Directors based on corporate performance during the year and prorated based on months of service, subject to applicable taxes and withholding. In addition, Dr. Bohen is entitled to accelerated vesting of his then-outstanding unvested equity awards that would have vested within the next 12 months following his termination date. In the case of each of Mr. Kovacs and Dr. Zojwalla, 50% of such person’s then-unvested time-based equity grants granted in connection with the commencement of such person’s employment shall accelerate and become fully vested as of the termination date.

If the officer’s employment is terminated without cause or resignation for good reason within the change in control period, the officer will be entitled to receive severance in the form of 12 months (18 months in the case of our CEO) of such person’s then-current base salary plus such person’s target bonus for the year of termination to be paid in a lump sum, subject to applicable taxes and withholding, as well as up to 12 months (18 months in the case of our CEO) of COBRA coverage. The officer will also remain eligible for an annual bonus amount for the year of the separation of service to be determined by our Board of Directors based on corporate performance during the year and prorated based on months of service. In addition, all of such person’s then-unvested time-based equity grants shall accelerate and become fully vested as of the termination date. In addition, upon a change in control, any unvested portion of the PSU Award relating to the financing milestone will accelerate and vest in full, and unless any unvested portion of the PSU relating to the clinical milestone is assumed, then any unvested portion of the PSU Award relating to the clinical milestone will vest in full as well. Further, if the officer’s employment is terminated without cause or the officer resigns for good reason within 12 months following the effective time of the change in control, any unvested portion of the PSU Award relating to the clinical milestone will accelerate and vest in full.

These severance benefits are conditioned upon the officer continuing to comply with such person’s obligations under such person’s proprietary information agreement and such person’s delivery of a general release of claims in favor of the company that becomes effective and irrevocable within 60 days of the date of termination. In the event of any payments to our named executive officers being characterized as parachute payments under Section 280G of the Internal Revenue Code of 1986, as amended, or the Code, the officer will receive either a reduced payment amount or the full payment about, depending on which results in a more favorable economic benefit.

401(k) Plan

We maintain a 401(k) plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax-advantaged basis. Eligible employees are able to defer eligible compensation up to certain limits under the Internal Revenue Code of 1986, as amended, or the Code, which are updated annually. We have the ability to make matching and discretionary contributions to the 401(k) plan and currently make matching contributions to the 401(k) plan up to 4% of an employee’s base salary. The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not generally taxable to the employees until withdrawn or distributed from the 401(k) plan.

Other Compensation and Benefits

All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, life, disability, and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees. We pay the premiums for the life, disability, and accidental death and dismemberment insurance for all of our employees, including our named executive officers.

Our named executive officers did not participate in, or earn any benefits under, any nonqualified deferred compensation plan sponsored by us during the year ended December 31, 2024. Our Board of Directors may elect to provide our officers and other employees with nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by us, other than the 401(k) plan, during fiscal 2024.

Relocation Policy

In May 2021 we adopted a relocation policy that was subsequently amended in September 2021. The policy provides for a lump sum payment ranging from $15,000 to $100,000, depending on the employee’s position, and an additional amount to compensate for the taxes owed on such payment, for any current or future employee that relocates with the approval of management and for a business need.

Perquisites and Other Personal Benefits

Other than as set forth above, we do not provide any other perquisites or other personal benefits to our named executive officers that are not otherwise provided to all employees.

Hedging and Pledging Prohibition

Pursuant to our insider trading policy, all employees, including our executive officers, and non-employee directors, as well as designated consultants, are prohibited from engaging in short sales of our securities, establishing margin accounts, pledging our securities as collateral for a loan, buying or selling puts or calls on our securities or otherwise engaging in hedging transactions (such as prepaid variable forwards, equity swaps, collars, and exchange funds) involving our securities.

Incentive Compensation Recoupment Policy

As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, the

Chief Executive Officer and Chief Financial Officer may be legally required to reimburse our Company for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of Section 304 of the Sarbanes-Oxley Act of 2002, as amended. Additionally, we have adopted an incentive compensation recoupment policy, or Clawback Policy, which is intended to comply with the requirements of Nasdaq Listing Standard 5608 implementing Rule 10D-1 under the Exchange Act. The Clawback Policy is available as Exhibit 97.1 to our Annual Form 10-K for the year ended December 31, 2024.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, the following table shows certain information, including "compensation actually paid" to Dr. Bohen, our principal executive officer, or PEO, and our other named executive officers, or NEOs, and the relationship between "compensation actually paid" and total stockholder return, or TSR, and net loss. The identity of which NEOs are included in this table is determined based on those executive officers who were NEOs for the years presented. Compensation actually paid to Mr. Bohen and our other NEOs is impacted by the fair value of their equity incentive awards, which is calculated in accordance with the provisions of FASB ASC Topic 718, Compensation—Stock Compensation. See Note 2 to our audited consolidated financial statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2024 for a summary of the assumptions underlying the valuation of equity awards.

			Average		Value of Initial
			Summary	Average	Fixed $100
	Summary		Compensation	Compensation	Investment Based
	Compensation	Compensation	Table Total for	Actually Paid	On:
	Table Total for	Actually Paid to	Non-PEO	to Non-PEO	Total Stockholder	Net Loss
	PEO	PEO	NEOs	NEOs	Return	(in thousands)
Year	($)(1)	($)(2)	($)(3)	($)(4)	($)(5)	($) (6)
(a)	(b)	(c)	(d)	(e)	(f)	(h)
2024	8,130,556	(4,600,013)	3,628,850	(570,660)	12	(129,474)
2023	3,152,370	22,259,539	1,394,190	6,072,915	29	(96,655)
2022	5,989,638	(3,269,769)	2,263,729	444,090	5	(104,787)

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Dr. Bohen, our PEO, for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation—Summary Compensation Table.”
(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Dr. Bohen, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned, realized, or received by Dr. Bohen during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Dr. Bohen’s total compensation for each year to determine the compensation actually paid:

	Reported	Reported
	Summary Compensation	Value of Equity	Equity	Compensation
	Table Total for PEO	Awards(a)	Award Adjustments(b)	Actually Paid to PEO
Year	($)	($)	($)	($)
2024	8,130,556	7,010,520	(5,720,049)	(4,600,013)
2023	3,152,370	2,002,000	21,109,169	22,259,539
2022	5,989,638	4,987,868	(4,271,539)	(3,269,769)

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that were both granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that were determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year, which was inapplicable for the PEO and other NEOs in the years covered. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Fair Value
					Year over	at the End
		Year over	Fair Value		Year	of the Prior
		Year	as of		Change in	Year of
		Change in	Vesting		Fair Value	Equity
		Fair Value of	Date of		of Equity	Awards that
		Outstanding	Equity		Awards	Failed to
	Year End	and	Awards		Granted in	Meet	Total
	Fair Value	Unvested	Granted		Prior Years	Vesting	Equity
	of Equity	Equity	and Vested		that Vested	Conditions	Award
	Awards	Awards	in the Year		in the Year	in the Year	Adjustments
Year	($)	($)	($)		($)	($)	($)
2024	2,007,445	(4,191,664)	—	-	(3,535,830)	—	(5,720,049)
2023	6,765,000	9,777,659	—		4,566,510	—	21,109,169
2022	1,933,268	(4,412,789)	—		(1,792,018)	—	(4,271,539)

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for our NEOs as a group (excluding Dr. Bohen) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the non-PEO NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2024, Shane Kovacs and Naseem Zojwalla, (ii) for 2023, Shane Kovacs, Naseem Zojwalla, and Cyrus Harmon, and (iii) for 2022, Shane Kovacs and Naseem Zojwalla.
(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Dr. Bohen), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Dr. Bohen) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Dr. Bohen) for each year to determine the compensation actually paid, using the same methodology described above in footnote 2:

	Average
	Reported Summary	Average		Average
	Compensation Table	Reported	Average Equity	Compensation
	Total for Non-	Value of Equity	Award	Actually Paid to Non
	PEO NEOs	Awards	Adjustments(a)	PEO NEOs
Year	($)	($)	($)	($)
2024	3,628,850	2,817,180	(1,382,330)	(570,660)
2023	1,394,190	608,061	5,286,786	6,072,915
2022	2,263,729	1,512,905	(306,734)	444,090

(a)
The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Average
				Year over	Fair Value
		Year over	Average	Year	at the End
		Year	Fair Value	Average	of the Prior
		Average	as of	Change in	Year of
		Change in	Vesting	Fair Value	Equity
		Fair Value of	Date of	of Equity	Awards that
		Outstanding	Equity	Awards	Failed to	Total
	Average	and	Awards	Granted in	Meet	Average
	Year End Fair	Unvested	Granted	Prior Years	Vesting	Equity
	Value of Equity	Equity	and Vested	that Vested	Conditions	Award
	Awards	Awards	in the Year	in the Year	in the Year	Adjustments
Year	($)	($)	($)	($)	($)	($)
2024	806,693	(1,282,711)	—	(906,312)	—	(1,382,330)
2023	2,050,000	2,167,742	—	1,069,044	—	5,286,786
2022	581,980	(592,070)	—	(296,644)	—	(306,734)

(5)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our share price at the end and the beginning of the measurement period by our share price at the beginning of the measurement period.
(6)
The dollar amounts reported represent the amount of net loss reflected in our audited financial statements for the applicable year. Due to the fact that we are not a commercial-stage company, we did not have any revenue during the periods presented. Consequently, we did not use net loss as a performance measure in our executive compensation program.

Analysis of the Information Presented in the Pay Versus Performance Table

For information regarding our compensation philosophy, refer to Executive Compensation—Executive Compensation Practices—Compensation Philosophy” above. While we utilize several performance measures to align executive compensation with our performance, all of those company measures are not presented in the Pay versus Performance table above. In accordance with Item 402(v) of Regulation S-K, we are providing the following graphical illustrations of the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid and Net Loss

The graph below shows the amount of compensation actually paid to Dr. Bohen and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Dr. Bohen) compared to our net loss. Because we are a pre-commercial stage company, we had no revenue during the periods presented. Consequently, we do not use net loss as a performance measure in our executive compensation program. Moreover, the changes in compensation actually paid to Dr. Bohen and our other NEOs during such periods as described in the Pay versus Performance table above were largely driven by equity award related adjustments as a result of the volatility in the market price of our common stock, and to a lesser extent by variability in annual salary, bonus and equity incentive awards. As a result, such changes are not directly related to the changes in our net loss during such periods and we do not believe there is any meaningful relationship between our net loss and compensation actually paid to our NEOs during the periods presented.

Compensation Actually Paid ($ Thousands) (10,000) (5,000) 0 5,000 10,000 15,000 20,000 25,000 Net Loss ($Thousands) -$140 -$120 -$100 -$80 -$60 -$40 -$20 $0 (3,270)(105) 444 22,260 6,073 (97) (4,600) (571) (129) FY2022 FY2023 FY2024 PEO Compensation Actually Paid Non-PEO Average Compensation Actually Paid Net Loss

Compensation Actually Paid and Cumulative TSR

The graph below shows the amount of compensation actually paid to Dr. Bohen and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Dr. Bohen) compared to our cumulative TSR. The changes in compensation actually paid to Dr. Bohen and our other NEOs during such periods as described in the Pay versus Performance table above were largely driven by equity award related adjustments as a result of the volatility in the market price of our common stock, and to a lesser extent by variability in annual salary, bonus and equity incentive awards. As a result, such changes are not directly related to the changes in our cumulative TSR during such periods.

Compensation Actually Paid ($ Thousands) (10,000) (5,000) 0 5,000 10,000 15,000 20,000 25,000 Total Shareholder Return (FY 2021 Indexed to $100) $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 100 (3,270) 5 444 22,260 6,073 29 (4,600) (571) 12 FY2021 FY 2022 FY2023 FY2024 PEO Compensation Actually Paid Non-PEO Average Compensation Actually Paid Cumulative TSR

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

EQUITY COMPENSATION PLAN INFORMATION

The following table shows certain information with respect to all of our equity compensation plans in effect as of December 31, 2024.

Number of
securities
remaining
available for future
	Number of		issuance under
	securities to be		equity
	issued upon	Weighted-average	compensation
	exercise of	exercise price of	plans (excluding
	outstanding stock	outstanding stock	securities
	options, warrants	options, warrants	reflected in
	and rights	and rights	column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	9,661,875	$10.51	3,018,845	(2)
Equity compensation plans not approved by security holders(3)	1,691,182	8.98	160,070
Total	11,353,057	$10.28	3,178,915

(1)
Consists of the 2014 Plan, the 2020 Plan and the 2020 Employee Stock Purchase Plan, or the ESPP. The number of shares remaining available for future issuance under the 2020 Plan automatically increases on January 1st each year, through and including January 1, 2030, in an amount equal to 5% of the total number of shares of our capital stock outstanding on the last day of the preceding year, or a lesser number of shares as determined by the Board of Directors. On January 1, 2025, the number of shares available for issuance under the 2020 Plan automatically increased by 3,715,630 shares. The number of shares remaining available for future issuance under the ESPP automatically increases on January 1st of each year through and including January 1, 2030, in an amount equal to the lesser of (i) 1% of the total number of shares of common stock outstanding on the last day of the preceding year, (ii) 860,832 shares of common stock, or (iii) a lesser number of shares as determined by the Board of Directors prior to the beginning of each year. On January 1, 2025, the number of shares available for issuance under the ESPP automatically increased by 743,126 shares.
(2)
As of December 31, 2024, 1,896,230 shares of common stock remained available for future issuance under the 2020 Plan, 1,122,615 shares of common stock remained available for future issuance under the ESPP.
(3)
Consists of the Inducement Plan, which was adopted by the Board of Directors without stockholder approval in accordance with Rule 5635(c)(4) of the Nasdaq listing standards. As of December 31, 2024, 160,070 shares of common stock remained available for future issuance under the Inducement Plan. On December 5, 2024, the Compensation Committee approved an increase of 3,000,000 additional shares reserved for issuance under the Inducement Plan, which increase was effective as of January 1, 2025.

Inducement Plan

The Board of Directors adopted the Inducement Plan in January 2022. The Inducement Plan was adopted without stockholder approval pursuant to Rule 5635(c) of the Nasdaq listing standards, and provides for the grant of non-statutory options, restricted stock awards, stock appreciation rights, restricted stock unit awards, performance awards, and other awards.

Stock awards granted under the Inducement Plan may only be made to individuals not previously employees or non-employee directors of the Company or an affiliate of the Company (or following such individuals’ bona fide period of non-employment with the Company or an affiliate of the Company), as an inducement material to the individuals’ entering into employment with the Company or an affiliate of the

Company or in a manner otherwise permitted by Rule 5635(c) of the Nasdaq listing standards. In addition, stock awards must be approved by either a majority of the Company’s “independent directors” (as such term is defined in Rule 5605(a)(2) of the Nasdaq listing standards) or the Compensation Committee, provided such committee comprises solely independent directors. The terms of the Inducement Plan are otherwise substantially similar to the 2020 Plan (including with respect to the treatment of stock awards upon corporate transactions involving us or certain changes in our capitalization), except stock awards granted under the Inducement Plan may not be repriced without stockholder approval.

The maximum number of shares of our common stock that may be issued under our Inducement Plan is 5,000,000 shares, including the additional 3,000,000 shares reserved for issuance thereunder pursuant to approval by our Compensation Committee on December 5, 2024, which increase was effective as of January 1, 2025. Shares subject to stock awards granted under our Inducement Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, do not reduce the number of shares available for issuance under the Inducement Plan. Additionally, shares become available for future grant under the Inducement Plan if they were issued under stock awards granted under the Inducement Plan and we repurchase them or they are forfeited. This includes shares used to pay the exercise price of a stock award or to satisfy the tax withholding obligations related to a stock award. As of December 31, 2024, 160,070 shares of our common stock were available for issuance, and incentive awards representing 1,691,182 shares of our common stock had been granted and were outstanding, under the Inducement Plan.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

From time to time, the Company grants stock options to its employees, including the named executive officers. Historically, the Company has granted new-hire option awards under the Inducement Plan and the awards are approved monthly by the Compensation Committee. Such new-hire option awards are then granted on the first business day of the first month after the new hire's employment start date. The Company typically grants its annual refresh employee option grants in the first quarter of each fiscal year, which refresh grants are typically approved at a regularly scheduled meeting of the Compensation Committee occurring earlier in the quarter. The Company typically grants the refresh option grants on the same day each calendar year or adjusts the date at a regularly scheduled meeting of the Compensation Committee occurring the prior year. Also, non-employee directors receive automatic grants of initial and annual stock option awards, at the time of a director’s initial appointment or election to the board and at the time of each annual meeting of the Company’s stockholders, respectively, pursuant to the Non-Employee Director Compensation Policy, as further described under the heading, “Non-Employee Director Compensation—Non-Employee Director Compensation Policy” below. The Company does not otherwise maintain any written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features. Because the Compensation Committee has a practice of generally granting stock options on a standard schedule as set forth above, the Compensation Committee generally does not take MNPI into account when determining the timing of awards and it does not seek to time the award of stock options in relation to the Company’s public disclosure of MNPI. The Company has not timed the release of MNPI for the purpose of affecting the value of executive compensation.

DIRECTOR COMPENSATION

The following table shows for the year ended December 31, 2024 certain information with respect to the compensation of our non-employee directors:

Director Compensation for 2024

	Fees Earned or
	Paid in Cash	Option Awards(1)(2)	Total
Name	($)	($)	($)
Andrew Rappaport	56,730	200,790	257,520
Cynthia Butitta	60,334	200,790	261,124
Cyrus L. Harmon, Ph.D.	40,000	200,790	240,790
Graham Walmsley, M.D., Ph.D.	50,275	200,790	251,065
Gorjan Hrustanovic, Ph.D.	46,000	200,790	246,790
Ian Clark	80,000	200,790	280,790
Sandra Horning, M.D.	42,725	200,790	243,515
Yi Larson	45,000	200,790	245,790
Scott Garland	49,270	200,790	250,060

(1)
Amounts represent the aggregate grant date fair value of stock options granted to our non-employee directors during 2024, computed in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 8 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the non-employee directors.
(2)
The aggregate number of shares outstanding under all options held by our non-employee directors as of December 31, 2024 are set forth in the table below. As of December 31, 2024, none of our non-employee directors held unvested stock awards other than options.

Number of Shares
Underlying Option
Name	Awards
Andrew Rappaport	201,912
Cynthia Butitta	109,080
Cyrus L. Harmon, Ph.D.	684,699
Graham Walmsley, M.D., Ph.D.	152,120
Gorjan Hrustanovic, Ph.D.	152,120
Ian Clark	318,770
Sandra Horning, M.D.	173,643
Yi Larson	112,853
Scott Garland	58,867

The table above does not include Dr. Bohen because he did not receive any compensation for services provided as a director in 2024.

Non-Employee Director Compensation Policy

Our Board of Directors adopted a non-employee director compensation policy in October 2020 that became effective in November 2020 and was amended by our Board of Directors in April 2024 and is applicable to all of our non-employee directors. This compensation policy provides that each such non-employee director receives the following compensation for service on our Board of Directors:

•
an annual cash retainer of $40,000;

•
an additional cash retainer of $30,000 for the Chairperson of our Board of Directors;
•
an additional annual cash retainer of $8,000, $6,000 and $5,000 for service as a member of the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee, respectively;
•
an additional annual cash retainer of $10,750, $6,000 and $5,000 for service as Chairperson of the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee, respectively;
•
an initial grant of an option to purchase 23,000 shares of our common stock on the date of each such non-employee director’s appointment or election to our Board of Directors, plus an additional grant representing the annual option grant such non-employee director would have received had such person been elected to our Board of Directors at our prior annual meeting of stockholders, pro-rated for partial year of service; and
•
an annual grant of an option to purchase 23,000 shares of our common stock on the date of each of our annual stockholder meetings.

Each of the option grants described above were granted under our 2020 Plan. Each such option grant vests and becomes exercisable subject to the director’s continuous service to us through the earlier of the first anniversary of the date of grant or the next annual stockholder meeting. The term of each option is 10 years, subject to earlier termination as provided in the 2020 Plan.

Furthermore, on March 18, 2025, our Board of Directors adopted an amended and restated non-employee director compensation policy that gave immediate effect to equity compensation changes and provides for cash compensation changes that will come into effect on July 1, 2025. This amended and restated non-employee director compensation policy provides for the following changes to the policy:

•
an additional annual cash retainer of $10,000 and $7,500 for service as a member of the Audit Committee and Compensation Committee, respectively;
•
an additional annual cash retainer of $10,000 and $7,500 for service as Chairperson of the Audit Committee and Compensation Committee, respectively;
•
increase the initial option grant for non-employee directors to an option to purchase 24,150 shares of our common stock on the date of each such non-employee director’s appointment or election to our Board of Directors, plus an additional grant representing the annual option grant such non-employee director would have received had such person been elected to our Board of Directors at our prior annual meeting of stockholders, pro-rated for partial year of service; and
•
increase the annual option grant to non-employee directors to an option to purchase 24,150 shares of our common stock on the date of each of our annual stockholder meetings.

Except as described above, the terms of the non-employee director compensation policy remain unchanged.

TRANSACTIONS WITH RELATED PERSONS AND INDEMNIFICATION

The following is a summary of transactions since January 1, 2023, to which we have been a participant in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or holders of more than five percent of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements which are described in the sections titled “Executive Compensation” and “Director Compensation.”

Certain Transactions With or Involving Related Persons

Indemnification Agreements

Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and bylaws also provide our Board of Directors with discretion to indemnify our employees and other agents when determined appropriate by the board. In addition, we have entered an indemnification agreement with each of our directors and executive officers, which will require us to indemnify them.

2023 Private Placement Offering

In September 2023, we entered into a Stock Purchase Agreement, or the 2023 Purchase Agreement, with certain institutional investors, relating to a private placement of shares of our common stock, or the 2023 Private Placement. The 2023 Private Placement closed on September 12, 2023. Pursuant to the 2023 Purchase Agreement, we issued and sold an aggregate of 13,211,381 shares of our common stock to the purchasers for a purchase price of $9.84 per share for aggregate gross proceeds to the Company of approximately $130.0 million. After deducting offering expenses related to the 2023 Private Placement of approximately $0.3 million, the net proceeds to the Company from the 2023 Private Placement were approximately $129.7 million.

Certain holders of more than 5% of our capital stock (including shares of common stock acquired in the 2023 Private Placement) and those holders affiliated with members of our Board, purchased shares of our common stock in the Private Placement at the offering price offered to other investors. The following table sets forth the number of shares of our common stock purchased and the aggregate cash purchase price paid by each of these stockholders:

Name	Shares of Common Stock Purchased	Aggregate Cash Purchase Price ($)
Logos Global Master Fund LP(1)	508,130	4,999,999
Entities affiliated with Biotechnology Value Fund, L.P.(2)	1,453,131	14,298,809
Paradigm BioCapital International Fund Ltd.(3)	3,505,738	34,496,462

(1) Dr. Walmsley is a member of our Board of Directors and a General Partner of Logos Global Management LP, an affiliate of Logos Global Master Fund.

(2) Biotechnology Value Fund, L.P., together with its affiliates, is the beneficial owner of more than 5% of our common stock. Dr. Hrustanovic is a member of our Board of Directors and an affiliate of Biotechnology Value Fund, L.P.

(3) Paradigm BioCapital International Fund Ltd., together with its affiliates, is the beneficial owner of more than 5% of our common stock.

2024 Private Placement Offering

In November 2024, we entered into a Securities Purchase Agreement, or the 2024 Purchase Agreement, with certain institutional investors, relating to a private placement of (i) shares of our common stock and (ii) pre-funded warrants to purchase shares of our common stock, or the 2024 Private Placement. The 2024 Private Placement closed on November 29, 2024. Pursuant to the 2024 Purchase Agreement, we issued and sold an aggregate of (i) 19,928,875 shares of our common stock to the purchasers for a purchase price of $9.08 per share and (ii) pre-funded warrants to purchase up to an aggregate of 7,604,163 shares of our common stock to certain purchasers at a price of $9.0799 per pre-funded warrant, which represents the per share purchase price of the common stock sold in the 2024 Private Placement less the $0.0001 per share exercise price for each pre-funded warrant. The aggregate gross proceeds to the Company for the 2024 Private Placement were approximately $250.0 million. After deducting offering expenses related to the 2024 Private Placement of approximately $13.0 million, the net proceeds to the Company from the 2024 Private Placement were approximately $237.0 million.

Certain holders of more than 5% of our capital stock (including shares of common stock acquired in the 2024 Private Placement and shares of common stock issuable pursuant to exercisable pre-funded warrants acquired in the 2024 Private Placement), including a holder affiliated with a member of our Board, purchased shares of our common stock and pre-funded warrants in the 2024 Private Placement at the offering price offered to other investors. The following table sets forth the number of shares of our common stock purchased, the number of pre-funded warrants purchased, and the aggregate cash purchase price paid by each of these stockholders:

Name	Shares of Common Stock Purchased	Aggregate Cash Purchase Price ($)	Shares of Common Stock Warrants Purchased	Aggregate Cash Purchase Price ($)
Entities affiliated with Biotechnology Value Fund, L.P.(1)	-	-	2,533,040	22,999,750
Paradigm BioCapital International Fund Ltd.(2)	1,611,520	14,632,602	482,000	-
Bain Capital Life Sciences Opportunities IV, L.P.(3)	6,500,000	59,020,000	4,513,216	40,979,550
Point72 Associates, LLC(4)	1,927,313	17,500,002	-	-

(1) Biotechnology Value Fund, L.P., together with its affiliates, is the beneficial owner of more than 5% of our common stock. Dr. Hrustanovic is a member of our Board of Directors and an affiliate of Biotechnology Value Fund, L.P.

(2) Paradigm BioCapital International Fund Ltd., together with its affiliates, is the beneficial owner of more than 5% of our common stock.

(3) Bain Capital Life Sciences Opportunities IV, L.P., together with its affiliates, is the beneficial owner of more than 5% of our common stock.

(4) Point72 Associates, LLC, together with its affiliates, is the beneficial owner of more than 5% of our common stock.

2024 Warrant Exchange

In November 2024, we entered into an exchange agreement with certain of our stockholders to exchange an aggregate of 3,420,000 shares of our common stock previously held by such stockholders for pre-funded warrants to purchase up to 3,420,000 shares of our common stock, or the 2024 Warrant Exchange. Each such pre-funded warrant has an initial exercise price of $0.0001 per share of common stock, subject to certain adjustments.

Entities affiliated with Biotechnology Value Fund, L.P., which collectively hold more than 5% of our capital stock, and are affiliated with a member of our Board, participated in the 2024 Warrant Exchange. The following table sets forth the number of shares of our common stock exchanged for pre-funded warrants:

Name	Shares of Common Stock Warrants Received	Value of Shares Surrendered ($)(1)
Entities affiliated with Biotechnology Value Fund, L.P.(2)	3,420,000	34,507,800

(1) Represents the number of shares of our common stock surrendered in exchange for pre-funded warrants multiplied by $10.09, the closing price of our common stock on December 4, 2024, the date the shares were surrendered.

(2) Biotechnology Value Fund, L.P., together with its affiliates, is the beneficial owner of more than 5% of our common stock. Dr. Hrustanovic is a member of our Board of Directors and an affiliate of Biotechnology Value Fund, L.P.

2025 Warrant Exchange

On January 10, 2025, we entered into exchange agreements with certain of our stockholders to exchange an aggregate of 6,070,000 shares of our common stock previously held by such stockholders for pre-funded warrants to purchase up to an aggregate of 6,070,000 shares of our common stock, or the 2025 Warrant Exchange. Each such pre-funded warrant has an initial exercise price of $0.0001 per share of common stock, subject to certain adjustments.

Certain holders of more than 5% of our capital stock, including a holder affiliated with a member of our Board, participated in the 2025 Warrant Exchange. The following table sets forth the number of shares of our common stock exchanged for pre-funded warrants:

Name	Shares of Common Stock Warrants Received	Value of Shares Surrendered ($)(1)
Entities affiliated with Biotechnology Value Fund, L.P.(2)	420,000	2,032,800
Paradigm BioCapital International Fund Ltd.(3)	2,150,000	10,406,000
Bain Capital Life Sciences Opportunities IV, L.P.(4)	3,500,000	16,940,000

(1) Represents the number of shares of our common stock surrendered in exchange for pre-funded warrants multiplied by $4.84, the closing price of our common stock on January 13, 2025, the date the shares were surrendered.

(2) Biotechnology Value Fund, L.P., together with its affiliates, is the beneficial owner of more than 5% of our common stock. Dr. Hrustanovic is a member of our Board of Directors and an affiliate of Biotechnology Value Fund, L.P.

(3) Paradigm BioCapital International Fund Ltd., together with its affiliates, is the beneficial owner of more than 5% of our common stock.

(3) Bain Capital Life Sciences Opportunities IV, L.P., together with its affiliates, is the beneficial owner of more than 5% of our common stock.

Related Person Transactions Policy

We have adopted a written Related Person Transactions Policy that sets forth our policies and procedures regarding the identification, review, consideration and approval or ratification of “related person transactions.” For purposes of our policy only, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are, were or will be participants involving an amount that exceeds $120,000 or, such time as we qualify as a “smaller reporting company”, the lesser of (i) $120,000 and (ii) 1% of the average of our total assets at year end for the last two completed fiscal years. Transactions involving compensation for services provided to us as an employee, director, consultant or similar capacity by a related person are not covered by this policy. A related person is any executive officer, director, or holder of 5% or more of our capital stock, including any of their immediate family members, and any entity owned or controlled by such persons.

Under the policy, each director and executive officer must identify, and we will request each significant stockholder to identify, any related person transaction involving such director or executive officer or such person’s affiliates and immediate family members, and must seek approval from the Audit Committee before he or she or, with respect to immediate family members or any of their affiliates, before they, may engage in the transaction. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether any alternative transactions were available. In considering related person transactions, the Audit Committee takes into account the relevant available facts and circumstances including, but not limited to whether the related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself form the deliberations and approval. The policy requires that, in determining whether to approve, ratify or reject a related person transaction, the Audit Committee consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of us and our stockholders, as the Audit Committee determines in the good faith exercise of its discretion.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires that our executive officers, directors and 10% stockholders file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent year. Based solely on our review of forms we received and written representations of our executive officers, directors and 10% stockholders, we believe that during the year ended December 31, 2024, all Section 16(a) filing requirements were satisfied on a timely basis, other than with respect to two transactions initially reported on a Form 4 filed by Graham Walmsley on December 17, 2024 which contained errors that were corrected in an amended Form 4 filed on December 18, 2024.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are Olema stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker, notify our Secretary at 1-415-651-3316 or send a written request to: Secretary at Olema, 780 Brannan Street, San Francisco, California 94103. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice of Internet Availability of Proxy Materials or the full set of proxy materials, as applicable, to a stockholder at a shared address to which a single copy of the documents was delivered. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Sean Bohen, M.D., Ph.D.
Sean Bohen, M.D., Ph.D.
President and Chief Executive Officer
April 28, 2025

A copy of our Annual Report on Form 10-K for the year ended December 31, 2024 is available without charge upon written request to: Secretary, Olema Pharmaceuticals, Inc., 780 Brannan Street, San Francisco, CA 94103.

GO Olema ONCOLOGY Vote Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2025 Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE A Proposals — The Board of Directors recommends a vote FOR all the nominees listed under Proposal 1, and FOR Proposals 2 and 3. 1. Election of the three nominees for Class II director named in the accompanying proxy statement to hold office until the Company’s 2028 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. Nominees: 01 - Cynthia Butitta 02 - Cyrus Harmon, Ph.D. 03 - Graham Walmsley, M.D., Ph.D. Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. 01 02 03 2. Approval, on an advisory basis, of the compensation of the Company’s named executive officers. For Against Abstain 3. Ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. 4. Any other business properly brought before the meeting. NOTE: Your proxy holder will also vote on any other business properly brought before the meeting or any adjournment or postponement thereof. 51432 04598C

LOGO Olema ONCOLOGY Vote C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE SACKPACK 000001 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 11:59 p.m. Eastern Time, on June 9, 2025 Online Go to www.envisionreports.com/OLMA or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/OLMA Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2025 Annual Meeting Proxy Card 1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommends a vote FOR all the nominees listed under Proposal 1, and FOR Proposals 2 and 3. 1. Election of the three nominees for Class II director named in the accompanying proxy statement to hold office until the Company’s 2028 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. Nominees: 01 - Cynthia Butitta 02 - Cyrus Harmon, Ph.D. 03 - Graham Walmsley, M.D., Ph.D. Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. 01 02 03 2. Approval, on an advisory basis, of the compensation of the Company’s named executive officers. For Against Abstain 3. Ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. 4. Any other business properly brought before the meeting. NOTE: Your proxy holder will also vote on any other business properly brought before the meeting or any adjournment or postponement thereof. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1UPX 651432 04597C

Olema Pharmaceuticals, Inc. Annual Meeting of Stockholders will be held on June 10, 2025 in a virtual format only, live via the Internet at 8:00 a.m. Pacific Time. You will be able to attend the Annual Meeting by first registering at web.viewproxy.com/olma/2025. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting. All registrations to attend the Annual Meeting must be received by 11:59 p.m. Eastern Time on June 6, 2025. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/OLMA Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/OLMAIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Olema Pharmaceuticals, Inc. Notice of 2025 Annual Meeting of Stockholders Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders — June 10, 2025 Sean Bohen, Shane Kovacs, and Shawnte Mitchell, or any of them as proxies, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Olema Pharmaceuticals, Inc. to be held on June 10, 2025 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, this proxy will be voted in accordance with the Board of Directors’ recommendations. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. (Items to be voted appear on reverse side) B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.